                                                                   Exhibit 10.18

      ===================================================================


                         SENIOR SUBORDINATED NOTE AND
                         SECURITIES PURCHASE AGREEMENT

                                    between

                     LAW OFFICE INFORMATION SYSTEMS, INC.

                                      and

                      CAPITAL RESOURCE LENDERS III, L.P.



                         Dated as of November 24, 1997


      ===================================================================

                     LAW OFFICE INFORMATION SYSTEMS, INC.

                         Senior Subordinated Note and
                         Securities Purchase Agreement

                         Dated as of November 24, 1997


                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
                                                     ARTICLE I

                                                    DEFINITIONS

1.01.  Definitions..................................................................................  1
1.02.  Accounting Terms.............................................................................  8

                                                    ARTICLE II

                                    PURCHASE, SALE AND TERMS OF NOTES; PAYMENTS

2.01.  The Notes....................................................................................  8
2.02.  Purchase and Sale of Notes...................................................................  8
2.03.  Issue Price; Original Issue Discount.........................................................  9
2.04.  Use of Proceeds..............................................................................  9
2.05.  Payments and Endorsements....................................................................  9
2.06.  Redemptions.................................................................................. 10
   (a) Required Periodic Redemptions................................................................ 10
   (b) Required Liquidity Redemptions............................................................... 10
   (c) Optional Redemptions......................................................................... 10
   (d) Notice of Redemptions; Pro Rata Redemptions.................................................. 10
2.07.  Default Rate of Interest..................................................................... 10
2.08.  Maximum Legal Rate of Interest............................................................... 10
2.09.  Payment on Non-Business Days................................................................. 11
2.10.  Transfer and Exchange of Notes............................................................... 11
2.11.  Replacement of Notes......................................................................... 11
2.12.  Subordination................................................................................ 11

                                                    ARTICLE III

                                      PURCHASE AND SALE OF EQUITY SECURITIES

3.01.  The Equity Securities........................................................................ 11
3.02.  Purchase and Sale of Preferred Shares and Warrants........................................... 12
3.03.  Right to Purchase New Mezzanine Securities................................................... 12
3.04   Right to Purchase New Equity Securities...................................................... 12
3.05.  Termination Upon Qualified IPO............................................................... 13

                                  ARTICLE IV

                                       CONDITIONS TO PURCHASER'S OBLIGATION
4.01.  Representations and Warranties............................................................... 13
4.02A. Documentation at the Initial Closing......................................................... 14
4.02B. Documentation at Takedown Closings........................................................... 15
4.03.  Board Matters................................................................................ 15
4.04.  No Default................................................................................... 15
4.05.  Key Person Life Insurance.................................................................... 16
4.06.  Parker Family Debt........................................................................... 16
4.08.  Payment of Certain Indebtedness.............................................................. 16

                                                     ARTICLE V

                                  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

5.01.  Representations and Warranties of the Purchaser.............................................. 16

                                                    ARTICLE VI

                                   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

6.01.  Organization and Standing of the Company and Subsidiaries; Ownership......................... 17
6.02.  Corporate Action............................................................................. 18
6.03.  Governmental Approvals....................................................................... 18
6.04.  Litigation................................................................................... 18
6.05.  Compliance with Law.......................................................................... 18
6.06.  Federal Reserve Regulations.................................................................. 19
6.07.  Title to Assets, Patents..................................................................... 19
6.08.  Financial Information........................................................................ 19
6.09.  Taxes........................................................................................ 20
6.10.  ERISA........................................................................................ 20
6.11.  Transactions with Affiliates................................................................. 20
6.12.  Assumptions or Guaranties of Indebtedness of Other Persons................................... 20
6.13.  Investments in Other Persons................................................................. 20
6.14.  Securities Act............................................................................... 20
6.15.  Disclosure................................................................................... 21
6.16.  No Brokers or Finders........................................................................ 21
6.17.  Other Agreements of Officers................................................................. 21
6.18.  Capitalization of the Company; Status of Capital Stock....................................... 21
6.19.  Capital Stock of Subsidiaries................................................................ 22
6.20.  Insurance.................................................................................... 22
6.21.  Books and Records............................................................................ 22
6.22.  Registration Rights.......................................................................... 22
6.23.  Other Agreements............................................................................. 22
6.24.  Hazardous and Toxic Materials................................................................ 24
6.25.  Customers, Vendors and Suppliers............................................................. 24
6.26.  No Violations................................................................................ 24

                                                    ARTICLE VII

                                             COVENANTS OF THE COMPANY

7.01. Affirmative Covenants of the Company Other Than Reporting Requirements........................ 25

   (a) Punctual Payment............................................................................. 25
   (b) Payment of Taxes and Trade Debt.............................................................. 25
   (c) Maintenance of Insurance..................................................................... 25
   (d) Preservation of Corporate Existence.......................................................... 25
   (e) Compliance with Laws......................................................................... 25
   (f) Inspection Rights............................................................................ 26
   (g) Keeping of Records and Books of Account...................................................... 26
   (h) Maintenance of Properties, Etc............................................................... 26
   (i) Compliance with ERISA........................................................................ 26
   (j) Attendance at Board Meetings................................................................. 26
   (k) Payment of Senior Debt by the Purchaser...................................................... 26
   (l) Board of Directors and Committees............................................................ 27
   (m) Interest Coverage Ratio...................................................................... 27
   (n) Fixed Charge Coverage Ratio.................................................................. 27
   (o) Maximum Total Funded Debt to EBITDA Ratio.................................................... 27
   (p) Minimum Tangible Capital Base................................................................ 28
   (q) Database Expenditures........................................................................ 28
   (r) Minimum EBITDA............................................................................... 28
7.02.  Negative Covenants of the Company............................................................ 29
   (a) Liens........................................................................................ 29
   (b) Indebtedness................................................................................. 30
   (c) Lease Obligations............................................................................ 30
   (d) Assumptions or Guaranties of Indebtedness of Other Persons................................... 30
   (e) Mergers, Sale of Assets, Etc................................................................. 30
   (f) Investments in Other Persons................................................................. 30
   (g) Distributions................................................................................ 31
   (h) Dealings with Affiliates..................................................................... 32
   (i) Maintenance of Ownership of Subsidiaries..................................................... 32
   (j) Change in Nature of Business................................................................. 32
   (k) No Amendment or Waiver of Charter Documents.................................................. 32
   (l) Capital Expenditures......................................................................... 32
   (m) Compensation................................................................................. 32
   (n) Preferred Stock.............................................................................. 32
7.03. Reporting Requirements........................................................................ 32

                                                   ARTICLE VIII

                                                 EVENTS OF DEFAULT

8.01. Events of Default............................................................................. 34
8.02. Annulment of Defaults......................................................................... 36

                                                    ARTICLE IX

                                                   MISCELLANEOUS

9.01. No Waiver; Cumulative Remedies................................................................ 36
9.02. Amendments, Waivers and Consents.............................................................. 36
9.03. Addresses for Notices, Etc.................................................................... 37
9.04. Costs, Expenses and Taxes..................................................................... 38
9.05. Binding Effect; Assignment.................................................................... 38
9.06. Payments in Respect of Notes.................................................................. 39

9.07. Payments in Respect of the Preferred Shares and Warrants...................................... 39
9.08. Indemnification............................................................................... 39
9.09. Survival of Representations and Warranties.................................................... 39
9.10. Prior Agreements.............................................................................. 39
9.11. Severability.................................................................................. 39
9.12. Governing Law................................................................................. 39
9.13. Waiver of Right to Jury Trial................................................................. 40
9.14. Headings...................................................................................... 40
9.15. Sealed Instrument............................................................................. 40
9.16. Counterparts.................................................................................. 40
9.17. Further Assurances............................................................................ 40
9.18. Consent to Jurisdiction....................................................................... 40
9.19. Effect of Judgment............................................................................ 40
9.20. Service of Process............................................................................ 40
9.21. No Limitation................................................................................. 40
9.22. Specific Performance.......................................................................... 41
9.23. Actions by Purchaser.......................................................................... 41
9.24. Confidentiality............................................................................... 41

EXHIBITS
--------

     2.01           Form of Senior Subordinated Notes
     2.04           Schedule of Use of Proceeds
     2.12           Form of Subordination and Intercreditor Agreement
     3.01A          Rights, Designations and Preferences of Series A Preferred
                    Stock
     3.01B          Form of Common Stock Purchase Warrants
     4.02A(e)       Form of Stockholders' Agreement
     4.02A(g)       Form of Registration Rights Agreement
     4.02A(i)       Form of Non-Competition Agreement
     4.02A(j)       Form of Certificate to The Rockefeller Foundation
     4.02A(k)       Form of Preferred Stock Subordination Agreement
     6.01           Schedule of Subsidiaries
     6.04           Schedule of Litigation
     6.07           Schedule of Title Exceptions
     6.08A          Financial Statements
     6.08B          Schedule of Indebtedness
     6.11           Schedule of Affiliate Transactions
     6.18           Schedule of Capital Stock, Options and Other Rights
     6.23           Schedule of Other Agreements
                     law office information systems, inc.
                             105 North 28th Street
                           Van Buren, Arkansas 72956


                         Dated as of November 24, 1997



Capital Resource Lenders III, L.P.
85 Merrimac Street
Suite 200
Boston, Massachusetts  02114


     Re: Senior Subordinated Notes due 2004, Preferred Stock and Common Stock Purchase Warrants
               -------------------------------------------------------

Ladies and Gentlemen:

     Law Office Information Systems, Inc., an Arkansas corporation, hereby agrees with Capital Resource Lenders III, L.P., a Delaware limited partnership, as follows:


                                   ARTICLE I

                                  DEFINITIONS

     1.01.  Definitions. As used herein, the following terms shall have the
            -----------
following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Affiliate" means, as to any specified Person, any other Person
      ---------
controlling, controlled by or under common control with such specified Person.

     "Agreement" means this Senior Subordinated Note and Securities Purchase
      ---------
Agreement as from time to time amended and in effect between the parties.

     "Applicable Laws" shall have the meaning assigned to that term in Section
      ---------------
6.05.

     "Audited Financial Statements" shall have the meaning assigned to that term
      ----------------------------
in Section 6.08.

     "Board" shall have the meaning assigned to that term in Section 4.03.
      -----

     "Budget" shall have the meaning assigned to that term in Section 7.03(d).
      ------

     "Business Day" means any day other than a Saturday, Sunday or public
      ------------
holiday or the equivalent for banks under the laws of The Commonwealth of Massachusetts.

     "Business Partner" shall have the meaning assigned to that term in Section
      ----------------
6.25.

     "Capital Expenditure" means, for any period, any payment made directly or
      -------------------
indirectly for the purpose of acquiring or constructing fixed assets, real property or equipment which in accordance with GAAP would be added as a debit to the fixed asset account of the Person making such expenditure, including without limitation, amounts paid or payable under any conditional sale or other title retention agreement or under any lease or other periodic payment arrangement which is of such a nature that payment obligations of the lessee or obligor thereunder would be required by GAAP to be capitalized and shown as liabilities on the balance sheet of such lessee or obligor.

     "Capital Lease" means any lease of property (real, personal or mixed)
      -------------
which, in accordance with GAAP, should be capitalized on the lessee's balance sheet or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet.

     "Change in Control" means any transaction or any event as a result of which
      -----------------
(i) any one or more Persons (other than (a) the Purchaser and its Affiliates and its direct or indirect assigns or (b) Kyle D. Parker, individually, or through The Parker Trust dated March 15, 1989, together with members of his immediate family or trusts for their benefit, provided Kyle D. Parker continues to have all voting rights with respect to all shares of Common Stock beneficially owned or held by such family members and such trusts) acquires or for the first time controls or is able to vote (directly or through nominees or beneficial ownership) after the Initial Closing Date (other than as the direct result of a transfer by descent or distribution of a decedent's estate) fifty percent (50%) or more of the outstanding Common Stock; or (ii) Kyle D. Parker is no longer chief executive officer or president of the Company, unless his position as chief executive officer and president is terminated by the Board without Cause (as such term is defined in the Non-Competition Agreement) and the Purchaser's representatives on the Board vote for such termination.

     "Code" shall have the meaning assigned to that term in Section 2.03.
      ----

     "Commission" means the United States Securities and Exchange Commission (or
      ----------
any other federal agency at that time administering the Securities Act).

     "Common Stock" includes (a) the Company's common stock, par value $0.001
      ------------
per share, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote may have been suspended by the happening of such a contingency), and (c) any other securities into which or for which any of the securities described in (a) or (b) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     "Company" means and shall include Law Office Information Systems, Inc., an
      -------
Arkansas corporation, and its successors and assigns.

     "CRL III" means Capital Resource Lenders III, L.P., a Delaware limited
      -------
partnership, and its successors and assigns.

     "Database Assets" means the book value of the Company's databases for
      ---------------
electronic legal libraries determined in accordance with GAAP.

     "Database Expenditure" means, for any period, any payment made directly or
      --------------------
indirectly for the purpose of acquiring or developing databases for electronic legal libraries.

     "Distribution" shall have the meaning assigned to that term in Section
      ------------
7.02(g).

     "Dublind Warrants" shall have the meaning assigned to that term in Section
      ----------------
6.16.

     "EBITDA" means, for any period, the Net Income (or Net Loss) of the Company
      ------
and its Subsidiaries on a consolidated basis for such period, plus each of the following items, without duplication: (i) all interest on any Indebtedness paid or accrued during such period and actually deducted on the books of the Company and its Subsidiaries on a consolidated basis for the purposes of the computation of such Net Income (or Net Loss) for the period involved, (ii) all federal, state and foreign income taxes (but not ad valorem property taxes, sales taxes
                                        -- -------
or taxes in the nature of an excise tax) paid or accrued by the Company and its Subsidiaries on a consolidated basis with respect to such period and deducted on the books of the Company and its Subsidiaries on a consolidated basis for the purposes of the computation of such Net Income (or Net Loss) for the period involved and (iii) the amount of the provision for depreciation and/or amortization actually deducted on the books of the Company and its Subsidiaries on a consolidated basis for the purposes of the computation of Net Income (or Net Loss) for the period involved.

     "EFT Financing" means a financing of the Company by an institutional lender
      -------------
where such financing is secured solely by the accounts receivable of the Company relating to electronic funds transfer arrangements between the Company and its customers and/or subscribers.

     "Equity Securities" shall have the meaning assigned to that term in Section
      -----------------
3.04.

     "ERISA" shall have the meaning assigned to that term in Section 6.10.
      -----

     "Events of Default" shall have the meaning assigned to that term in Section
      -----------------
8.01.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Financial Statements" shall have the meaning assigned to that term in
      --------------------
Section 6.08.

     "First Takedown Closing" shall have the meaning assigned to that term in
      ----------------------
Section 2.02(b).

     "First Takedown Closing Date" shall have the meaning assigned to that term
      ---------------------------
in Section 202(b).

     "First Takedown Notice" shall have the meaning assigned to that term in
      ---------------------
Section 2.02(b).

     "First Takedown Principal" shall have the meaning assigned to that term in
      ------------------------
Section 2.02(b).

     "Fixed Charges" means, for any period, the aggregate of (i) Total Funded
      -------------
Debt, plus (ii) Interest Expense, plus (iii) Capital Expenditures, plus (iv)
      ----                        ----                             ----
state and federal income taxes for the period being tested determined in accordance with GAAP during such period.

     "GAAP" means generally accepted accounting principles recognized as such by
      ----
the American Institute of Certified Public Accountants. Unless otherwise specifically stated herein, use of the term "GAAP" means that such principles are applied and maintained on a consistent basis for the Company and its Subsidiaries throughout the period indicated and consistent with the prior financial practices of the Company and its Subsidiaries as reflected on the Financial Statements so as to properly reflect the financial condition, and the results of operations and cash flows of the Company and its Subsidiaries.

     "Hazardous Discharge" shall have the meaning assigned to that term in
      -------------------
Section 6.24.

     "Hazardous Substances" shall have the meaning assigned to that term in
      --------------------
Section 6.24.

     "Indebtedness" means all obligations, contingent and otherwise, which
      ------------
should, in accordance with GAAP, be classified upon the obligor's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including, without limitation, (i) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (ii) the present value of any Capital Leases.

     "Indebtedness for Money Borrowed" of a Person means at any time the sum at
      -------------------------------
such time of (a) Indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) any obligations of such Person in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person, (c) obligations of such Person with respect to Capital Leases, (d) all liabilities secured by any Lien on any property owned by such Person, to the extent attached to such Person's interest in such property, even though such Person has not assumed or become personally liable for the payment thereof, (e) obligations of third parties which are being guaranteed or indemnified against by such Person or which are secured by the property of such Person, and (f) any obligation of such Person under an employee stock ownership plan or other similar employee benefit plan; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with past practices) or which are being disputed in good faith by such Person and for which adequate reserves are being provided on the books of such Person in accordance with GAAP.

     "Initial Closing" shall have the meaning assigned to that term in Section
      ---------------
2.02(a).

     "Initial Closing Date" shall have the meaning assigned to that term in
      --------------------
Section 2.02(a).

     "Interest Expense" means the aggregate interest expense of the Company and
      ----------------
its Subsidiaries on a consolidated basis (including, without limitation, interest expense attributable to Capital Leases) determined in accordance with GAAP for the relevant period.

     "Liquidity Disposition" means (i) any merger or consolidation with any
      ---------------------
Person, (ii) any sale, assignment, lease or other disposition of or voluntary parting with the control of (whether in one transaction or in a series of transactions) all or substantially all of the consolidated assets (whether now owned or hereafter acquired) of the Company and its Subsidiaries and (iii) any issuance of equity securities of the Company which, when aggregated with all issuances of equity securities of the Company subsequent to the

Initial Closing, exceeds fifty percent (50%) of the aggregate of all outstanding equity securities of the Company immediately after the Initial Closing on a fully diluted basis, except for (1) mergers, consolidations or asset transfers with or between two or more Subsidiaries, (2) mergers or asset transfers by any Subsidiary with or to the Company and (3) the merger of any Person into the Company or other issuance of securities by the Company in connection with the acquisition of a Person as long as the Company is the surviving entity, such merger or acquisition does not result in the violation of any of the provisions of this Agreement and no such violation exists at the time of such merger or acquisition, and the consideration paid by the Company in connection with such merger or acquisition has a fair market value of less than one million dollars ($1,000,000) at the date of the closing of such transaction.

     "Liquidity IPO" means a firm commitment underwritten public offering of
      -------------
shares of the Company's Common Stock in which (i) the aggregate proceeds to the Company and/or any shareholders participating in the offering, if any, are at least $20 million and (ii) the aggregate market valuation of the Company's Common Stock is then not less than $40 million.

     "Material Adverse Effect" shall have the meaning assigned to that term in
      -----------------------
Section 6.01.

     "Mezzanine Securities" shall have the meaning assigned to that term in
      --------------------
Section 3.03.

     "Net Income" (or "Net Loss") means the consolidated net income (or
      ---------------------------
consolidated net loss, expressed as a negative number) of the Company for any period, after deductions for all taxes actually paid or accrued and all expenses and other charges (not including (i) any extraordinary or non-recurring non-cash expenses and other non-cash charges, or (ii) extraordinary or non-recurring cash or non-cash gains), determined in accordance with GAAP consistently applied.

     "Net Worth" shall mean the total of all assets appearing on the
      ---------
consolidated balance sheet of the Company, after deducting therefrom all liabilities appearing on such balance sheet, determined in accordance with GAAP.

     "Notes" shall have the meaning assigned to that term in Section 2.01.
      -----

     "Non-Competition Agreement" shall have the meaning assigned to that term in
      -------------------------
Section 4.02A(i).

     "Offer" shall have the meaning assigned to that term in Section 3.03.
      -----

     "Operative Documents" shall mean each of the Notes, the Warrants, the
      -------------------
Stockholders' Agreement, the Registration Rights Agreement, the Non-Competition Agreement and the Preferred Stock Subordination Agreement.

     "Outstanding Common Stock" shall mean the aggregate of all outstanding
      ------------------------
Common Stock, including the Preferred Conversion Shares, the Warrant Shares and all shares of Common Stock which could be acquired from the Company upon exercise or conversion of any outstanding options or other securities then exercisable or convertible into Common Stock.

     "Permitted Liens" shall have the meaning assigned to that term in Section
      ---------------
7.02(a).

     "Person" means and includes an individual, a corporation, a partnership, a
      ------
joint venture, a trust, an unincorporated organization, a limited liability company or partnership, or a government or any agency or political subdivision thereof.

     "Preferred Conversion Shares" shall have the meaning assigned to that term
      ---------------------------
in Section 3.01.

     "Preferred Shares" shall have the meaning assigned to that term in Section
      ----------------
3.01.

     "Preferred Stock" means the Preferred Stock, $0.001 par value per share, of
      ---------------
the Company as authorized on the date of this Agreement.

     "Preferred Stock Subordination Agreement" shall have the meaning assigned
      ---------------------------------------
to that term in Section 4.02A(k).

     "Proposal" shall have the meaning assigned to that term in Section 3.03.
      --------

     "Purchaser" means and shall include CRL III and any other holder or holders
      ---------
from time to time of any of the Securities.

     "Qualified IPO" means a firm commitment underwritten public offering of
      -------------
shares of the Company's Common Stock in which (i) the aggregate proceeds to the Company and/or any shareholders participating in the offering, if any, are at least $20 million and (ii) the aggregate market valuation of the Company's Common Stock is then not less than $40 million.

     "Qualifying Liquidity Event" means each of (i) a Change in Control, (ii) a
      --------------------------
Liquidity Disposition and (iii) a Liquidity IPO.

     "Registration Rights Agreement" shall have the meaning assigned to that
      -----------------------------
term in Section 4.02A(g).

     "Revised Proposal" shall have the meaning assigned to that term in Section
      ----------------
3.03.

     "Second Takedown Closing" shall have the meaning assigned to that term in
      -----------------------
Section 2.02(c).

     "Second Takedown Closing Date" shall have the meaning assigned to that term
      ----------------------------
in Section 2.02(c).

     "Second Takedown Notice" shall have the meaning assigned to that term in
      ----------------------
Section 2.02(c).

     "Second Takedown Principal" shall have the meaning assigned to that term in
      -------------------------
Section 2.02(c).

     "Securities" means collectively the Notes, the Preferred Shares, the
      ----------
Preferred Conversion Shares, the Warrants and the Warrant Shares.

     "Securities Act" means the Securities Act of 1933, as amended, or any
      --------------
similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Senior Debt" means (i) all Indebtedness for Money Borrowed of the Company
      -----------
and any of its Subsidiaries from banks or institutional lenders, including any extensions or renewals thereof, whether outstanding on the date hereof or hereafter created or incurred, which is not by its terms subordinate and junior to the Notes and which is disclosed on the Financial Statements or is permitted by this Agreement at the time it is created or incurred, (ii) all Indebtedness for Money Borrowed of the Company and any of its Subsidiaries incurred to refinance any of the Indebtedness for Money Borrowed referred to in item (i) above, where the security securing such Indebtedness is substantially the same security as that securing the Indebtedness for Money Borrowed being refinanced,
(iii) all obligations of the Company and any of its Subsidiaries under Capital Leases which are permitted by this Agreement at the time they are incurred and
(iv) all guarantees by the Company and any of its Subsidiaries which are not by their terms subordinate and junior to the Notes and which are permitted hereby at the time they are made of Indebtedness of any Subsidiary if such Indebtedness would have been Senior Debt pursuant to the provisions of clause (i), (ii) or
(iii) of this sentence had it been Indebtedness of the Company.

     "Series A Preferred Stock" means the Company's Preferred Stock designated
      ------------------------
as Series A Convertible Preferred Stock, $0.001 par value per share, as authorized on the date of this Agreement.

     "Series B Preferred Stock" means the Company's Preferred Stock designated
      ------------------------
as Series B Redeemable Preferred Stock, $0.001 par value per share, as authorized on the date of this Agreement.

     "Stockholders' Agreement" shall have the meaning assigned to that term in
      -----------------------
Section 4.02A(e).

     "Subordinated Debt" means all Indebtedness for Money Borrowed of the
      -----------------
Company and any of its Subsidiaries from any Person, including any extensions or renewals thereof, whether outstanding on the date hereof or hereafter created or incurred, which is by its terms subordinate and junior to Senior Debt on terms acceptable to the holders of Senior Debt and which is permitted by this Agreement at the time it is created or incurred, including, without limitation, the Notes.

     "Subordination Agreement" shall have the meaning assigned to that term in
      -----------------------
Section 2.12.

     "Subsidiary" or "Subsidiaries" means (i) any corporation more than fifty
      ----------      ------------
percent (50%) of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned directly or indirectly by the Company and/or any one or more of its Subsidiaries, and (ii) any partnership, association, joint venture or other entity in which the Company and/or one or more of its Subsidiaries has more than a fifty percent (50%) equity interest at the time.

     "Takedown Closing" shall have the meaning assigned to that term in Section
      ----------------
2.02(c).

     "Tangible Capital Base" means (i) the Company's Net Worth less (ii) the
      ---------------------                                    ----
Company's intangible assets (which include, but are not limited to, the Database Assets), determined in accordance with GAAP.

     "Total Funded Debt" means all Indebtedness for Money Borrowed of the
      -----------------
Company (other than in connection with Capital Leases) which bear interest, including, without limitation, the Senior Debt and the Subordinated Debt; provided, however, that the amount of Subordinated Debt to be included in the
--------  -------
calculation of Total Funded Debt shall include the face amount of all Subordinated Debt without any deduction for any original issue discount required by GAAP.

     "Unaudited Financial Statements" shall have the meaning assigned to that
      ------------------------------
term in Section 6.08.

     "Warrant Shares" shall have the meaning assigned to that term in Section
      --------------
3.01.

     "Warrants" shall have the meaning assigned to that term in Section 3.01.
      --------

     1.02.  Accounting Terms.  All accounting terms not specifically defined
            ----------------
herein shall be construed in accordance with GAAP, and all financial data submitted pursuant to this Agreement and all financial tests to be calculated in accordance with this Agreement shall be prepared and calculated in accordance with GAAP.

                                  ARTICLE II

                  PURCHASE, SALE AND TERMS OF NOTES; PAYMENTS

     2.01.  The Notes. The Company has authorized the issuance and sale to
            ---------
the Purchaser of the Company's 12.5% Senior Subordinated Notes, due 2004, in the original aggregate principal amount of $10,000,000. The 12.5% Senior Subordinated Notes shall be substantially in the form set forth as Exhibit 2.01
                                                                   ------------
attached hereto and are herein referred to individually as a "Note" and collectively as the "Notes", which terms shall also include any notes delivered in exchange or replacement therefor. The Notes shall (a) be payable on September 30, 2004 and (b) bear interest (based on a 360-day year counting actual days elapsed) on the unpaid principal amount thereof until due and payable at the rate of twelve and one-half percent (12.5%) per annum, which interest shall be payable quarterly in arrears on the last Business Day of March, June, September and December in each year, commencing December 31, 1997, and at maturity or prior prepayment of the Notes in full.

     2.02.  Purchase and Sale of Notes. The Company agrees to issue and sell to
            --------------------------
the Purchaser, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchaser agrees to purchase the Notes.

            (a) At the initial closing (the "Initial Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, at 10:00 a.m. local time on the date on which this Agreement is executed and delivered (the "Initial Closing Date"), the Company will issue and sell to the Purchaser a single Note, dated the Initial Closing Date, in the principal amount of $4,000,000, the Preferred Shares and the Warrants (as provided in Section 3.02), against receipt of funds by wire transfer to an account or accounts designated by the Company prior to the Initial Closing in the amount of $7,000,000, in payment of the purchase price for the Note, the Preferred Shares and the Warrants.

            (b) The purchase and sale of up to an additional $3,000,000 aggregate principal amount of Notes shall take place at a closing (the "First Takedown Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, at 10:00 a.m. local time on March 31, 1998 (the "First Takedown Closing Date"), upon written notice (the "First Takedown Notice") given by the Company to the Purchaser at least twenty (20) days prior to the First Takedown Closing Date. Such First Takedown Notice shall specify the aggregate principal amount (the "First Takedown Principal") of the Notes to be issued and sold at such First Takedown Closing, which First Takedown Principal shall not exceed $3,000,000. At the First Takedown Closing, the Company will issue and sell to the Purchaser a single Note, dated the First Takedown Closing Date and in the principal amount equal to the First Takedown Principal, against receipt of funds by wire transfer to an account or accounts designated by the Company prior to such First Takedown Closing in the amount of the First Takedown Principal, in payment of the purchase price for such Note.

            (c) The purchase and sale of up to an additional $3,000,000 aggregate principal amount of Notes shall take place at a closing (the "Second Takedown Closing") to be held at the offices of

Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, at 10:00 a.m. local time on June 30, 1998 (the "Second Takedown Closing Date"), upon written notice (the "Second Takedown Notice") given by the Company to the Purchaser at least twenty (20) days prior to the Second Takedown Closing Date. Such Second Takedown Notice shall specify the aggregate principal amount (the "Second Takedown Principal") of the Notes to be issued and sold at such Second Takedown Closing, which Second Takedown Principal shall not exceed $3,000,000. At the Second Takedown Closing, the Company will issue and sell to the Purchaser a single Note, dated the Second Takedown Closing Date and in the principal amount equal to the Second Takedown Principal, against receipt of funds by wire transfer to an account or accounts designated by the Company prior to such Second Takedown Closing in the amount of the Second Takedown Principal, in payment of the purchase price for such Note. The First Takedown Closing and the Second Takedown Closing are sometimes herein referred to individually as a "Takedown Closing" and collectively as the "Takedown Closings").

           (d) Except as otherwise set forth herein, no amendment of this Agreement shall be required for any Takedown Closing. Notwithstanding the foregoing, the Purchaser's obligation to purchase any Notes from the Company at the Initial Closing and any Takedown Closing shall be in each case subject to the satisfaction of all of the conditions specified in Article IV of this Agreement.

     2.03. Issue Price; Original Issue Discount.  Having considered all facts
           ------------------------------------
relevant to a determination of the value of the Notes, the Warrants and the Preferred Shares being acquired by the Purchaser, including among other things the leveraged nature of the Company's capitalization and the nature of its business and prospects, the Company and the Purchaser have concluded and do hereby agree that, within the meaning of Section 1273 of the Internal Revenue Code of 1986, as amended (the "Code"), the issue price for the Note issued at the Initial Closing is $3,425,000; and the issue price for the remaining portion of the Notes shall equal the principal amount of the Note issued at each Takedown Closing. The Company and the Purchaser recognize that this Agreement creates original issue discount of $575,000 as the amount to be taken into account by the Company and the Purchaser for federal income tax purposes on the
Note issued at the Initial Closing, and they agree to adhere to this Agreement for such purposes and not to take any action inconsistent herewith.

     2.04. Use of Proceeds. The Company agrees to use the full proceeds from the
           ---------------
sale of the Notes for the purposes set forth on Exhibit 2.04 attached hereto.
                                                ------------

     2.05. Payments and Endorsements. Payments of principal, interest and
           -------------------------
premium, if any, on the Notes shall be made without setoff or counterclaim directly by check duly mailed or delivered to the Purchaser at its address referred to in Section 9.03 hereof, without any presentment or notation of payment, except that prior to any transfer of any Note, the holder thereof shall endorse on such Note a record of the date to which interest has been paid and all payments made on account of principal of such Note. All payments and prepayments of principal of and interest on the Notes shall be applied (to the extent thereof) to all of the Notes pro rata based on the principal amount
                                    --- ----
outstanding and held by each holder thereof.

     2.06. Redemptions.
           -----------

           (a) Required Periodic Redemptions.  Beginning on and with the last
               -----------------------------
Business Day of December 2000, on the last Business Day of March, June, September and December of each year through and including the last Business Day of September 2004, the Company will redeem, without penalty or premium, principal amount of the Notes equal to 6.25% of the aggregate principal amount of the Notes outstanding on the last Business Day of December 2000, together with all accrued and unpaid interest then due on the amount so redeemed. (By way of example and without limiting the foregoing, if $10,000,000 in aggregate principal amount of the Notes is outstanding as of the last Business Day of December 2000, $625,000 in aggregate principal amount of Notes shall be redeemed on such date and on the last Business Day of each subsequent quarter). On the stated or accelerated maturity of the Notes, the Company will pay the principal amount of the Notes then outstanding together with all accrued and unpaid interest then due thereon. Except as set forth in subsection 2.06(c), no optional redemption of less than all of the Notes shall affect the obligation of the Company to make the redemptions required by this subsection.

           (b)  Required Liquidity Redemptions.  In the event and upon the
                ------------------------------
closing of a Qualifying Liquidity Event, the Company shall redeem, without premium, all of the outstanding Notes, together with all accrued and unpaid interest then due thereon.

           (c)  Optional Redemptions.  In addition to the redemptions of the
                --------------------
Notes required under subsection 2.06(a) and (b), the Company may, at any time and from time to time, redeem, without premium, the Notes, in whole or in part (in integral multiples of $1,000), together with interest due on the amount so redeemed through the date of redemption. Partial redemptions made as provided in this subsection 2.06(c) shall, to the extent thereof, be applied first to reduce the principal due at maturity of the Notes and next to reduce the payments required by subsection 2.06(a) in inverse order of maturity thereof.

           (d)  Notice of Redemptions; Pro Rata Redemptions.  Notice of any
                -------------------------------------------
optional redemption pursuant to subsection 2.06(c) shall be given to all holders of the Notes at least ten (10) Business Days prior to the date of such redemption and notice of any required redemption pursuant to Section 2.06(b) shall be given to all holders of the Notes at least ten (10) Business Days prior to the closing of a Qualifying Liquidity Event. Each redemption of Notes pursuant to subsections 2.06(a) or (c) shall be made so that the Notes then held by each holder shall be redeemed in a principal amount which shall bear the same ratio to the total unpaid principal amount being redeemed on all Notes as the unpaid principal amount of Notes then held by such holder bears to the aggregate unpaid principal amount of the Notes then outstanding.

     2.07. Default Rate of Interest.  If an Event of Default has occurred and is
           ------------------------
continuing, from and after the date such Event of Default occurred the entire outstanding unpaid principal balance of the Notes and any unpaid interest from time to time due thereon shall bear interest, payable on demand, at the rate of fifteen and one-half percent (15.5%) per annum, or such lower rate as then may be the maximum rate permitted by applicable law; provided, however, that upon
                                                 --------  -------
the cessation or cure of such Event of Default, if no other Event of Default is then continuing, the Notes shall again bear interest at the rate of 12.5% per annum as set forth in Section 2.01.

     2.08. Maximum Legal Rate of Interest.  Nothing in this Agreement or in the
           ------------------------------
Notes shall require the Company to pay interest at a rate in excess of the maximum rate permitted by applicable law.

     2.09. Payment on Non-Business Days.  Whenever any payment to be made shall
           ----------------------------
be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest due.

     2.10. Transfer and Exchange of Notes.  The holder of any Note or Notes may,
           ------------------------------
prior to maturity or prepayment thereof, surrender such Note or Notes at the principal office of the Company for transfer or exchange. Any holder desiring to transfer or exchange any Note shall first notify the Company in writing at least five (5) days in advance of such transfer or exchange. Within a reasonable time after such notice to the Company from a holder of its intention to make such exchange and without expense (other than transfer taxes, if any) to such holder, the Company shall issue in exchange therefor another Note or Notes, in such denominations as requested by the holder, for the same aggregate principal amount, as of the date of such issuance, as the unpaid principal amount of the Note or Notes so surrendered and having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Each new Note shall be made payable to such Person or Persons, or assigns, as the holder of such surrendered Note or Notes may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom. Notwithstanding anything to the contrary in this Section 2.10, the transfer or exchange of any Note, other than to the registered holder of such Note, is subject to the prior consent of the Company and such consent shall not be unreasonably withheld.

     2.11. Replacement of Notes.  Upon receipt of evidence satisfactory to the
           --------------------
Company of the loss, theft, destruction or mutilation of any Note and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note; provided, however, if any Note of which a Purchaser, its nominee, or any of its partners is the holder is lost, stolen or destroyed, the affidavit of an authorized partner or officer of the holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new Note in replacement of such lost, stolen or destroyed Note other than the holder's written agreement to indemnify the Company.

     2.12. Subordination. In the event the Company consummates the EFT Financing
           -------------
on terms reasonably satisfactory to the Purchaser, the Purchaser agrees to enter into a Subordination and Intercreditor Agreement with the lender and the Company in substantially the form attached hereto as Exhibit 2.12 (the "Subordination
                                             ------------
Agreement").


                                  ARTICLE III

                    PURCHASE AND SALE OF EQUITY SECURITIES

     3.01. The Equity Securities.  The Company has authorized the issuance and
           ---------------------
sale to the Purchaser of (i) an aggregate of 931,044 shares (the "Preferred Shares") of the Company's Series A Preferred Stock where the rights, designations and preferences and other terms and conditions relating to the Series A Preferred Stock shall be as set forth on Exhibit 3.01A attached hereto
                                                  -------------
and (ii) the Company's Common Stock Purchase Warrants for the purchase (subject to adjustment as provided therein) of an aggregate of 972,293 shares of the Company's Common Stock. The Common Stock Purchase Warrants shall be substantially in the form set forth as Exhibit 3.01B attached hereto and are
                                       -------------
herein referred to individually as a "Warrant" and collectively as the "Warrants", which terms shall also include any warrants delivered in exchange or replacement therefor. The Warrants shall be exercisable at a purchase price, subject to adjustment, of $0.01 per Warrant Share. The shares of Common Stock issuable upon conversion of the Preferred Shares are referred to herein as the "Preferred Conversion Shares." The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares."

     3.02. Purchase and Sale of Preferred Shares and Warrants.  The Company
           --------------------------------------------------
agrees to issue and sell to the Purchaser and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchaser agrees to purchase the Preferred Shares and the Warrants. Such purchase and sale shall take place at the Initial Closing and at the Initial Closing the Company will issue to the Purchaser the Preferred Shares and the Warrants.

     3.03. Right to Purchase New Mezzanine Securities. Prior to issuing any
           ------------------------------------------
Subordinated Debt, whether or not in combination with warrants or other equity securities (such Subordinated Debt and/or warrants or other equity securities herein referred to collectively as "Mezzanine Securities") of the Company or any of its Subsidiaries to any Person, the Company will first offer, or cause such Subsidiary to offer (the "Offer"), to the Purchaser an opportunity to submit a proposal providing for the Purchaser or any Affiliate of the Purchaser to purchase such Mezzanine Securities (the "Proposal"). The Proposal shall be made by the Purchaser within thirty (30) days of their receipt of the Offer and shall include the material terms upon which the Purchaser (or its Affiliate) will purchase the Mezzanine Securities. The Purchaser and the Company may negotiate the material terms of the Proposal, in which case the material revised terms of the Proposal shall be set forth by the Purchaser in a revised proposal as soon as reasonably practicable thereafter (the "Revised Proposal").

     If the Company accepts the Proposal or a Revised Proposal, as applicable, within fifteen (15) days of its receipt of the Proposal or a Revised Proposal, as applicable, the Purchaser (or its Affiliate) shall be entitled to purchase such Mezzanine Securities and the Company and the Purchaser shall each negotiate in good faith to finalize the terms of the Mezzanine Securities and the Purchaser's (or its Affiliate's) purchase thereof. The obligation to negotiate in good faith shall not impose an obligation to remove or materially alter any material term or provision in, or to add any material term or provision to, those set forth in the Proposal or Revised Proposal, as applicable.

     If the Company fails to accept (within the fifteen (15) day consideration period) or rejects the Proposal or Revised Proposal, as applicable, neither the Company nor any Subsidiary shall issue such Mezzanine Securities unless (i) the material financial terms and conditions of such Mezzanine Securities to be issued are materially more favorable in the aggregate to the Company or such Subsidiary than those set forth in the Proposal or Revised Proposal, as applicable, (ii) promptly upon its decision to reject the Proposal or the Revised Proposal or upon the expiration of the fifteen (15) day consideration period, as applicable, the Company has provided the Purchaser with a written notice of rejection providing an explanation of its conclusion that the material financial terms and conditions of such Mezzanine Securities are materially more favorable than those set forth in the Proposal or the Revised Proposal and (iii) such issuance of Mezzanine Securities occurs within six (6) months of the date of the Proposal or the date of the Revised Proposal, whichever is later.

     3.04  Right to Purchase New Equity Securities.  Prior to issuing any
           ---------------------------------------
equity securities or any options or convertible securities exercisable for or convertible into such equity securities (collectively, "Equity Securities") of the Company or any Subsidiary to any Person, the Company will first give or cause such Subsidiary to give to each of the holders of the Preferred Shares, the Preferred Conversion Shares, the Warrants and the Warrant Shares the right to purchase, on the same terms, the same proportion of the securities proposed to be sold by the Company or such Subsidiary as the number of Preferred Shares, Preferred Conversion Shares, Warrants and Warrant Shares owned by such holder bears to the total number of shares of Outstanding Common Stock at that time. Persons electing to purchase Equity Securities pursuant to this Section shall also be entitled to purchase (pro rata according to their holdings of Preferred Shares, Preferred Conversion Shares, Warrants and Warrant Shares) offered Equity Securities that other holders decline to purchase. Any such right of purchase shall be exercisable for a period of thirty (30) days after the holders receive written notice of a proposed issuance of Equity Securities (and any such notice by the Company or a Subsidiary shall be given not less than thirty (30) nor more than ninety (90) days prior to any such issuance). The Company shall be entitled to sell any Equity Securities not purchased by the holders of Preferred Shares, Preferred Conversion Shares, Warrants and Warrant Shares pursuant to this Section 3.04 (i) during the period ending six (6) months after the date of the Company's notice to such holders and (ii) at not less than the same price and upon terms not materially less favorable to the Company than those offered to the holders of Preferred Shares, Preferred Conversion Shares, Warrants and Warrant Shares, but may not otherwise sell such Equity Securities without renewed compliance with this Section 3.04. Notwithstanding anything to the contrary contained in this Agreement, for purposes of this Agreement the definition of "Equity Securities" shall not include: (a) up to 500,000 shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any Subsidiary, pursuant to stock option plans or other arrangements that are approved by the Board; (b) stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement or pursuant to options, warrants or convertible securities (including without limitation the Preferred Shares, Warrants and the Dublind Warrants) outstanding as of the date of this Agreement; (c) any equity securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination; or (d) shares of Common Stock issued in connection with any split, stock dividend or recapitalization by the Company.

     3.05.  Termination Upon Qualified IPO.  The Purchaser's right to purchase
            ------------------------------
new Mezzanine Securities set forth in Section 3.03 and the Purchaser's right to purchase new Equity Securities set forth in Section 3.04, shall terminate immediately prior to the closing of a Qualified IPO.


                                  ARTICLE IV

                     CONDITIONS TO PURCHASER'S OBLIGATION'

     The obligation of the Purchaser (i) to purchase and pay for the Notes, the Preferred Shares and the Warrants at the Initial Closing and to purchase and pay for the Notes at the Takedown Closings, if any, is subject to the following conditions, all or any of which may be waived in writing by the Purchaser:

     4.01.  Representations and Warranties.  At the Initial Closing and each
            ------------------------------
Takedown Closing, each of the representations and warranties of the Company set forth in Article VI hereof shall be true and correct in all respects at the time of, and immediately after giving effect to, the sale of the Notes, the Preferred Shares and the Warrants.

     4.02A. Documentation at the Initial Closing.  The Purchaser shall have
            ------------------------------------
received prior to or at the Initial Closing all of the following, each in form and substance satisfactory to the Purchaser and its special counsel:

            (a) A certified copy of all charter documents of the Company and each of its Subsidiaries; a certified copy of the resolutions of the board of directors and, to the extent required, the stockholders of the Company evidencing approval, as applicable, of this Agreement, the Operative Documents and all other matters contemplated hereby and thereby; a certified copy of the By-laws of the Company and each of its Subsidiaries; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement, the Operative Documents and all other matters contemplated hereby or thereby.

            (b) A favorable opinion of Sullivan & Worcester LLP, counsel for the Company, in form and substance reasonably satisfactory to the Purchaser and its special counsel.

            (c) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company authorized to sign this Agreement, the Operative Documents and any other documents or certificates to be delivered pursuant hereto or thereto by the Company or any of its officers, together with the true signatures of such officers. The Purchaser may conclusively rely on such certificate until they shall receive a further certificate of the Secretary or an Assistant Secretary of the Company cancelling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

            (d) A certificate from a duly authorized officer of the Company stating that the representations and warranties contained in Article VI hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct and that no condition or event has occurred or is continuing or will result from the execution and delivery of this Agreement or the Operative Documents which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

            (e) A Stockholders' Agreement (the "Stockholders' Agreement") executed by the Company and its stockholders substantially in the form of
Exhibit 4.02A(e).
----------------

            (f) Payment for the costs, expenses, taxes and filing fees identified in Section 9.04 as to which the Purchaser gives the Company notice prior to the Initial Closing.

            (g) A Registration Rights Agreement (the "Registration Rights Agreement") executed by the Company substantially in the form of Exhibit
                                                                 -------
4.02A(g).
--------

            (h) A certificate from a duly authorized officer of the Company stating that all the conditions set forth in this Article IV have been satisfied, other than those, if any, waived by the Purchasers in writing.

            (i) A Non-Competition Agreement (the "Non-Competition Agreement") executed by the Company and Kyle D. Parker substantially in form of Exhibit 4.02A(i).

            (j) A representation letter executed by the president and chief executive officer of the Company and issued to The Rockefeller Foundation in the form attached hereto as Exhibit 4.02A(j).
                        ----------------

            (k) A Preferred Stock Subordination Agreement (the "Preferred Stock Subordination Agreement") executed by the Purchaser, all holders of the Company's Series B Preferred Stock and the Company, substantially in the form of
Exhibit 4.02A(k).
----------------

            (l) Such other documents referenced in any Exhibit hereto or relating to the transactions contemplated by this Agreement as the Purchaser or its special counsel may reasonably request.

     4.02B. Documentation at Takedown Closings. The Purchaser shall have
            ----------------------------------
received prior to each Takedown Closing all of the following, each in form and substance satisfactory to the Purchaser and its special counsel:

            (a) A certificate from a duly authorized officer of the Company stating on behalf of the Company that (i) the representations and warranties contained in Article VI hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct in all material respects as of such Takedown Closing; (ii) no condition or event has occurred or is continuing or will result from the execution and delivery of this Agreement or the Operative Documents which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; (iii) all of the conditions set forth in this
Article IV have been satisfied, other than those, if any, waived by the Purchaser in writing; (iv) there have been no changes in the names of the officers of the Company authorized to sign this Agreement, the Operative Documents and any other documents or certificates to be delivered pursuant hereto or thereto; (v) there have been no amendments, restatements or other changes to the charter documents or By-laws of the Company or any of its Subsidiaries, except for any amendments, restatements or changes provided to the Purchaser prior to such Takedown Closing; and (vi) the approval of the board of directors and, to the extent required, the stockholders of the Company, of this Agreement, the Operative Documents and all other matters contemplated hereby and thereby remains in full force and effect.

           (b) Certified copies of all amendments, restatements or other changes to the charter documents or By-laws of the Company or any of its Subsidiaries.

           (c) All documents evidencing necessary corporate or other action and governmental approvals, if any, with respect to this Agreement, the Operative Documents and all other matters contemplated hereby or thereby with respect to such Takedown Closing.

           (d) Payment for the costs, expenses, taxes and filing fees identified in Section 9.04 as to which the Purchaser gives the Company notice prior to the Takedown Closing.

     4.03. Board Matters.  In accordance with the Stockholders' Agreement,
           -------------
the number of persons constituting the Board of Directors of the Company (the "Board") shall be fixed at no more than seven (7), with the Purchasers having the right to appoint three (3) representatives to the Board and Kyle D. Parker having the right to appoint four (4) representatives to the Board. As of the Initial Closing Date, the Board shall consist of five (5) members who shall initially be Kyle D. Parker, Douglas W. Parker, Jack W. Holt, Jr., Robert C. Ammerman and Christian P. Michalik.

     4.04. No Default.  At the time of and immediately following the Initial
           ----------
Closing and each Takedown Closing, there shall exist no Event of Default and no condition, event or act that, with the giving of notice or lapse of time, or both, would constitute such an Event of Default.

     4.05. Key Person Life Insurance.  Within ninety (90) days of the Initial
           -------------------------
Closing Date, the Company shall obtain with a financially sound and reputable insurance company term life insurance on the life of Kyle D. Parker in the face amount of at least $3.0 million, the proceeds of which shall be payable to the order of the Company.

     4.06. Parker Family Debt.  The indebtedness of the Company to Melissa Ann
           ------------------
Parker in the aggregate amount of $4,395,891.01 shall have been, or simultaneously with the Initial Closing shall be, exchanged for 439,589 shares of Series B Preferred Stock.

     4.07  Payment of Certain Indebtedness. The indebtedness of the Company (i)
           -------------------------------
to Deposit Guaranty National Bank in the aggregate amount of $1,869,210.30, (ii) to Johnnie Hernreich and Larry Murray in the aggregate amount of $307,429.75 and
(iii) to the Arkansas Science and Technology Authority in the aggregate amount of $62,660.20, shall have been, or simultaneously with the Initial Closing shall be, paid in full by the Company.

                                   ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     5.01. Representations and Warranties of the Purchaser.  The Purchaser
           -----------------------------------------------
hereby represents and warrants that:

           (a) The Purchaser has duly authorized, executed and delivered this Agreement and such of the Operative Documents as require execution by the Purchaser.

           (b) It is the Purchaser's present intention to acquire the Securities for its own account.

           (c) The Securities are being and will be acquired for the purpose of investment and not with a view to distribution or resale thereof; subject, nevertheless, to the condition that, except as otherwise provided herein or in the Stockholders' Agreement, the disposition of the property of the Purchaser shall at all times be within its control.

           (d) The Purchaser acknowledges that it has reviewed and discussed the Company's business, affairs and current prospects with such officers of the Company and others as it has deemed appropriate or desirable in connection with the transactions contemplated by this Agreement. The Purchaser further acknowledges that it has requested, received and reviewed such information, undertaken such investigation and made such further inquiries of officers of the Company and others as it has deemed appropriate or desirable in connection with such transactions, provided, however, no investigation made heretofore or hereafter by or on behalf of the Purchaser shall have any effect whatsoever on the representations and warranties of the Company hereunder, each of which will survive any such investigation.

           (e) The Purchaser understands that it must bear the economic risk of its investment for an indefinite period of time because the Securities are not, and will not be, registered under the Securities Act or any applicable state securities laws, except as may be provided in this Agreement and the Registration Rights Agreement, and may not be resold unless subsequently registered under the Securities Act and such other laws or unless an exemption from such registration is available. The Purchaser also understands that except as may be provided in this Agreement and the Registration Rights Agreement, it is not contemplated that any registration will be made under the Securities Act or any state securities laws, or that the Company will take steps which will make the provisions of Rule 144 under the Securities Act available to permit resale of the Securities.

           (f) The Purchaser represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Securities. The Purchaser further represents that it is (i) an "accredited investor" as such term is defined in Rule 501 of Regulation D of the Commission under the Securities Act and (ii) an "institutional investor" as such term is defined in Section 402(b)(8) of Massachusetts General Laws Chapter 110A, with respect to the purchase of the Securities.

           (g) No Person has or will have, as a result of the transactions contemplated by this Agreement, any rights, interest or valid claim against or upon the Company or any of its Subsidiaries for any commission, fee or other compensation as a finder or broker because of any act or omission by the Purchaser or any agent of the Purchaser.

           (h) The Purchaser hereby acknowledges that the Notes, the Warrants and each certificate representing the Preferred Shares, the Preferred Conversion Shares, the Warrant Shares and any other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, it being agreed that Testa, Hurwitz & Thibeault, LLP shall be satisfactory) shall bear a legend substantially in the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

The acquisition by the Purchaser of the Securities shall constitute a confirmation by it of the foregoing representations.


                             ARTICLE VI

            REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser as follows:

     6.01.  Organization and Standing of the Company and Subsidiaries;
            ----------------------------------------------------------
Ownership.  The Company and each of its Subsidiaries is a corporation duly
---------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted. The Company and each of its Subsidiaries is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased, or the nature of the activities conducted, by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified, either individually or in the aggregate, would not have a material adverse effect on the business, assets, liabilities, financial condition, or on the results of operations or prospects of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect"). Except as set forth on Exhibit 6.01 attached hereto, neither
                                         ------------
the Company nor any of its Subsidiaries owns, directly or indirectly, any capital stock or other equity or ownership or proprietary interest in any Person.

     6.02. Corporate Action. The Company has all necessary corporate power
           ----------------
and has taken all corporate action required to make all the provisions of this Agreement, the Operative Documents and any other agreements and instruments executed by it in connection herewith and therewith valid and enforceable obligations of the Company. The Company has duly executed and delivered this Agreement, each of the Operative Documents and each other agreement and instrument executed by it in connection herewith and therewith and each is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity. Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective conversion of the Preferred Shares and exercise of the Warrants. Neither the issuance of the Notes, the

Preferred Shares or Warrants, nor the issuance of shares of Common Stock upon the conversion of the Preferred Shares or the exercise of the Warrants, is subject to preemptive or other similar statutory or contractual rights.

     6.03. Governmental Approvals.  No authorization, consent, approval,
           ----------------------
license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company of, or for the performance by the Company of its obligations under, this Agreement, any of the Operative Documents, the Warrants, the Preferred Shares, the Preferred Conversion Shares or the Warrant Shares, except as may be necessary for registration under the Securities Act of any of the Preferred Conversion Shares or Warrant Shares pursuant to the Registration Rights Agreement.

     6.04. Litigation.  Except as set forth on Exhibit 6.04 attached
           ----------                          ------------
hereto, there is no litigation, action or governmental proceeding or investigation pending or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries, affecting any of their respective properties or assets, or against any officer, key employee or principal stockholder of the Company or any of its Subsidiaries where such litigation, proceeding or investigation (i) either individually or in the aggregate would have a Material Adverse Effect, (ii) might call into question the validity of this Agreement, any Operative Document or any action taken or to be taken pursuant hereto or thereto or (iii) seeks to prevent the consummation of the transactions contemplated by this Agreement, nor, to the best knowledge of the Company, has there occurred any event on the basis of which any litigation, proceeding or investigation meeting the criteria of (i), (ii) or
(iii) above  might properly be instituted.  Except as set forth on Exhibit 6.04,
                                                                   ------------
neither the Company nor any of its Subsidiaries is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency affecting the Company or any of its Subsidiaries.

     6.05. Compliance with Law.  The Company and each of its Subsidiaries
           -------------------
is in compliance in all respects with the terms and provisions of this Agreement and of its Articles of Incorporation (or comparable charter documents) and by-laws and in all material respects with the terms and provisions of all judgments, decrees, governmental orders, statutes, rules and regulations to which it and its properties and assets are subject (collectively, the "Applicable Laws").

     6.06. Federal Reserve Regulations.  Neither the Company nor any of
           ---------------------------
its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Notes, the Preferred Shares or the Warrants will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

     6.07. Title to Assets, Patents.  Except as set forth on Exhibit 6.07
           ------------------------                          ------------
attached hereto, the Company and each of its Subsidiaries has good and marketable title in fee to such of its fixed assets as are real property, and good and merchantable title to all of its other assets, now carried on its books including those reflected in the most recent balance sheet of the Company included in the Financial Statements, or acquired since the date of such balance sheet (except personal property disposed of since said date in the ordinary course of business), free of any mortgages, pledges, charges, liens, security interests or other encumbrances. The Company and each of its Subsidiaries enjoys peaceful and undisturbed possession under all leases under which it is operating, and all of said leases are valid and subsisting and in full force and effect. The Company and each of its Subsidiaries owns or has a valid right to use the patents, patent rights, licenses, permits, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions and intellectual property rights being used to conduct its business as now operated and as now proposed to be operated; and the conduct of its business as now operated and as now proposed to be operated does not and will not to the best knowledge of the Company conflict with valid patents, patent rights, licenses, permits, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions and intellectual property rights of others. Neither the Company nor any of its Subsidiaries has any obligation to compensate any Person for the use of any such patents or such rights nor has the Company or any of its Subsidiaries granted to any Person any license or other rights to use in any manner any of such patents or such rights.

     6.08. Financial Information.  (a)  Attached hereto as Exhibit 6.08A
           ---------------------                           -------------
are the following financial statements: (i) the audited balance sheets of the Company and its Subsidiaries as of December 31, 1996 and 1995 and the related statements of income and stockholders' equity and of cash flows for the fiscal years then ended (the "Audited Financial Statements"), certified by KPMG Peat Marwick LLP, the Company's independent public accountants, and (ii) the unaudited balance sheet of the Company and its Subsidiaries as of August 31, 1997 and the related unaudited statements of income and stockholders' equity and of cash flows for the eight (8) months then ended (the "Unaudited Financial Statements" and together with the Audited Financial Statements, including the notes thereto, are collectively referred to as the "Financial Statements"). The Audited Financial Statements have been prepared in accordance with GAAP and consistent with prudent business management practices, the Financial Statements are complete in all material respects and fairly present the financial position of the Company and its Subsidiaries as of the respective dates thereof and results of operations and changes in financial position of the Company and its Subsidiaries for each of the periods then ended.

           (b) Since December 31, 1996, there has been no material adverse change in the business, assets, liabilities, condition (financial or other), or in the results of operations or prospects of the Company and its Subsidiaries taken as a whole.

           (c) Neither the Company nor any of its Subsidiaries has any liability, contingent or otherwise, not disclosed in the Financial Statements or in the notes thereto that could, together with all such other liabilities, have a Material Adverse Effect, nor does the Company have any reasonable grounds to know of any such liability.

           (d) A schedule of Indebtedness of the Company and its Subsidiaries as of the Initial Closing Date (including Capital Leases) is attached hereto as
Exhibit 6.08B.
-------------

     6.09. Taxes.  Except as set forth on Exhibit 6.09, the Company and
           -----                          ------------
each of its Subsidiaries has accurately prepared and timely filed all federal, state and other tax returns required by law to be filed by it, and all taxes shown to be due and all additional assessments have been paid or provision made therefor. The Company does not know of any additional assessments or adjustments pending or threatened against the Company or any of its Subsidiaries for any period, nor of any basis for any such assessment or adjustment. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Company, adequate.

     6.10. ERISA. The Company and each of its Subsidiaries is in compliance
           -----
in all material respects with the currently applicable provisions of The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the applicable provisions of Section 401(a) of the Code. No employee benefit plan established or maintained, or to which contributions have been made, by the Company or any of its Subsidiaries, which is subject to part 3 of Subtitle B of Title I of ERISA, had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA) as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, and no material liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any such plan by the Company or any of its Subsidiaries.

     6.11. Transactions with Affiliates.  Except as set forth on Exhibit
           ----------------------------                          -------
6.11 attached hereto and as specifically contemplated by this Agreement, there
----
are no loans, leases, royalty agreements or other continuing transactions between the Company or any of its Subsidiaries, on the one hand, and any officer or director of the Company, or any Person (including any Person who is an equitable owner of any Common Stock held by Kyle D. Parker, Trustee for The Parker Trust dated March 15, 1989) owning, or who did own at any time within the two-year period preceding the date of this Agreement, any class of capital stock of the Company or any of its Subsidiaries or other entity controlled by such stockholder or a member of such stockholder's family, on the other hand.

     6.12. Assumptions or Guaranties of Indebtedness of Other Persons. Neither
           ----------------------------------------------------------
the Company nor any of its Subsidiaries has assumed, guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any Indebtedness of any other Person.

     6.13. Investments in Other Persons.  Neither the Company nor any of its
           ----------------------------
Subsidiaries has made any loan or advance to any Person which is outstanding on the date of this Agreement, nor is the Company or any of its Subsidiaries obligated or committed to make any such loan or advance.

     6.14. Securities Act.  Neither the Company nor anyone acting on its behalf
           --------------
has offered or will offer to sell the Notes, the Preferred Shares, the Warrants or similar securities to, or solicit offers with respect thereto from any Person, so as to bring the issuance and sale of the Notes, the Preferred Shares and the Warrants under the registration provisions of the Securities Act. The issuance and the sale of the Notes, the Preferred Shares and the Warrants pursuant to this Agreement is not required to be registered under the Securities Act or applicable state securities or "Blue Sky" laws.

     6.15. Disclosure.  None of this Agreement, the Operative Documents, and
           ----------
any other agreement, document, certificate or written statement furnished to the Purchaser or the Purchaser's special counsel by or on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated hereby or thereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact within the knowledge of the Company which has not been disclosed herein or in writing by them to the Purchaser and which has a Material Adverse Effect, or in the future in its opinion could reasonably be expected to have a Material Adverse Effect.

     6.16. No Brokers or Finders. Except for a fee of $650,000 paid to Dublind
           ---------------------
Partners Inc. and the issuance to Dublind Investments LLC of warrants (the "Dublind Warrants") to purchase up to an aggregate of 365,340 shares of Common Stock, which fee and warrants will be paid in full and issued, as the case may be, by the Company as of the Initial Closing, no Person had, has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Purchaser, the Company or any of its Subsidiaries for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company, any of its Subsidiaries or any of its or their agents.

     6.17. Other Agreements of Officers.  To the best knowledge of the Company,
           ----------------------------
no officer or key employee of the Company or any of its Subsidiaries is a party to or bound by any agreement, contract or commitment, or subject to any restrictions, particularly but without limitation in connection with any previous employment of any such person, which has a Material Adverse Effect, or in the future may (so far as the Company can reasonably foresee) have a Material Adverse Effect. To the best knowledge of the Company, no officer or key employee of the Company or any of its Subsidiaries has any present intention of terminating his employment with the Company or any of its Subsidiaries and neither the Company nor any of its Subsidiaries has any present intention of terminating any such employment.

     6.18. Capitalization of the Company; Status of Capital Stock.
           ------------------------------------------------------
Immediately prior to the Initial Closing Date, the Company has a total authorized capitalization consisting of 10,000,000 shares of Common Stock, of which 3,590,000 shares are issued and outstanding, and 2,000,000 shares of Preferred Stock. Of the authorized shares of Preferred Stock, 931,044 shares are designated Series A Preferred Stock, none of which are issued and outstanding, and 439,589 shares are designated Series B Preferred Stock, all of which are issued and outstanding. A complete list of the outstanding capital stock of the Company and the names in which such capital stock of the Company is registered is set forth on Exhibit 6.18 hereto. All the outstanding shares of
                           ------------
capital stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable. The shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants, when so issued against payment of the purchase price for such Common Stock, will be duly authorized, validly issued and fully paid and nonassessable. Except as otherwise set forth on Exhibit 6.18 and except for the Preferred Shares, the
                       ------------
Warrants and the Dublind Warrants, there are no options, warrants or rights to purchase shares of capital stock or other securities of the Company authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities. Except as otherwise set forth on Exhibit 6.18 or as set forth in the Stockholders' Agreement, there are no
   ------------
restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant state and federal securities laws. Except as set forth in this Agreement, in the Stockholders' Agreement or as otherwise set forth on Exhibit 6.18, no holder of any security of the Company is entitled to
         ------------
preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party, or which are otherwise binding upon the Company. The offer and sale of all shares of capital stock and other securities of the Company issued before the Initial Closing complied with or were exempt from all federal and state securities laws.

     6.19. Capital Stock of Subsidiaries. The Company owns all of the
           -----------------------------
outstanding capital stock of each of the Subsidiaries, beneficially and of record, free and clear of all liens, encumbrances, restrictions and claims of every kind. All the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized, are validly issued and are fully paid and nonassessable. There are no options, warrants or rights to purchase shares of capital stock or other securities of any of the Subsidiaries authorized, issued or outstanding, nor is any Subsidiary obligated in any other manner to issue shares of its capital stock or other securities.

     6.20. Insurance. The Company and each of its Subsidiaries has insurance
           ---------
covering its properties and business adequate and customary for the type and scope of its properties and business, and in any event in amounts sufficient to prevent the Company and its Subsidiaries from becoming co-insurers.

     6.21. Books and Records.  The books of account, ledgers, order books and
           -----------------
records of the Company and its Subsidiaries accurately and completely reflect all material information relating to the business of the Company and its Subsidiaries, the nature, acquisition, maintenance, location and collection of the assets of the Company and its Subsidiaries, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company and its Subsidiaries.

     6.22. Registration Rights. Other than pursuant to the terms of the
           -------------------
Registration Rights Agreement, no Person has demand or other rights to cause the Company or any of its Subsidiaries to file any registration statement under the Securities Act relating to any securities of the Company or any of its Subsidiaries or any right to participate in any such registration statement.

     6.23. Other Agreements.  Except as explicitly disclosed and described
           ----------------
in the Financial Statements or as set forth on Exhibit 6.23 attached hereto,
                                               ------------
neither the Company nor any of its Subsidiaries is a party to any written or oral contract or instrument or other corporate restriction the due performance of which individually or in the aggregate could have a Material Adverse Effect. Except as specifically contemplated by this Agreement or as set forth on Exhibit
                                                                         -------
6.23 attached hereto neither the Company nor any of its Subsidiaries is a party
----
to or otherwise bound or affected by any written or oral:

           (a) agreement, contract or commitment with any present or former shareholder, director, officer, employee or consultant or for the employment of any Person;

           (b) agreement, contract, commitment or arrangement with any labor union or other representative of employees;

           (c) agreement, contract or commitment for the purchase of, or payment for, supplies or products, or for the performance of services by a third party, involving in any one case $25,000 or more, other than purchase orders for the acquisition of raw materials inventory incurred in the ordinary course of business;

           (d) agreement, contract or commitment to sell or supply products or to perform services, involving in any one case $25,000 or more, other than for the sale of its inventory goods by the Company and its Subsidiaries incurred in the ordinary course of business;

           (e) agreement, contract or commitment continuing over a period of more than six months from the date hereof or exceeding $25,000 in value;

           (f) representative or sales agency agreement, contract or commitment;

           (g) lease under which it is either lessor or lessee;

           (h) note, debenture, bond, conditional sale agreement, equipment trust agreement, letter of credit agreement, loan agreement or other agreement or contract, commitment or arrangement for the borrowing or lending of money (including without limitation loans to or from officers, directors, any shareholder or any member of any of their immediate families), agreement, contract, commitment or arrangement for a line of credit or guarantee, pledge or undertaking of the indebtedness of any other Person;

           (i) agreement, contract or commitment for any charitable or political contribution;

           (j) agreement, contract or commitment for any capital expenditure in excess of $25,000;

           (k) agreement, contract or commitment limiting or restraining it from engaging or competing in any lines of business with any Person, nor is any officer or employee of the Company or any Subsidiary subject to any such agreement except where such limitation runs to the benefit of the Company;

           (l) license, franchise, distributorship or other similar agreement, contract or commitment, including without limitation (i) those which relate to the compilation, conversion, publication, joint-publication and/or marketing of state and federal law libraries and legal treatises and other legal publications into electronic formats, and/or (ii) those which relate in whole or in part to any patent, trademark, trade name, service mark or copyright or to any ideas, technical assistance or other know-how of or used by the Company or any Subsidiary; or

           (m) agreement, contract or commitment not made in the ordinary course of business exceeding the sum of $25,000 in value or liability.

The Company and each of its Subsidiaries and, to the best of the Company's knowledge, each other party thereto have in all material respects performed all the obligations required to be performed by them to date, have received no notice of default and are not in material default under any lease, agreement or contract now in effect to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or its respective property may be bound. Neither the Company nor any of its Subsidiaries has any present expectation or intention of not fully performing all its obligations under each such lease, contract or other agreement, and the Company has no knowledge of any material breach by the other party to any contract or commitment to which the Company or any of its Subsidiaries is a party.

     6.24. Hazardous and Toxic Materials.  (a) None of the properties owned,
           -----------------------------
leased or operated by the Company or any of its Subsidiaries is in material violation of any federal, state or local laws, ordinances or regulations existing or enacted relating to the environment, health and safety, any Hazardous Discharges (as hereinafter defined) or to industrial hygiene or the environmental conditions on, under or about any of the property owned, leased or operated by the Company or any of its Subsidiaries, including, without limitation, soil and ground water conditions; (b) neither the Company nor any of its Subsidiaries has received any complaint, order, citation or notice with regard to air emissions, Hazardous Discharges or other environmental, health or safety matters affecting any of the properties at any time owned, leased or operated by the Company or any of its Subsidiaries or the businesses therein conducted, and (c) there has been no spill, discharge, release or cleanup of any hazardous or toxic waste or substance or any oil or pesticide which would result in a Material Adverse Effect ("Hazardous Substances") at any of the properties at any time owned, leased or operated by the Company or any of its Subsidiaries, including, without limitation, into or upon any of its soils, surface water, ground water or the improvements located thereon (a "Hazardous Discharge"). To the extent that any of the properties owned, leased or operated by the Company or any of its Subsidiaries are used for the handling, storage, transportation or disposal of hazardous or toxic materials, such use is in accordance with all federal, state and local environmental laws, rules, and regulations which apply to the handling, storage, transportation or disposal of hazardous or toxic materials and the Company and each of its Subsidiaries has obtained any and all necessary permits, licenses and approvals with respect to such use, including without limitation, United States Environmental Protection Agency identification numbers, hazardous waste manifests and hazardous waste permits required under the Federal Resource Conversation and Recovery Act.

     6.25. Customers, Vendors and Suppliers.  None of the fifteen (15)
           --------------------------------
largest customers or subscribers of the Company's and its Subsidiaries' products (based on total sales volume for the latest full fiscal year) or any party (a "Business Partner") with which the Company and its Subsidiaries maintains any publishing, joint-publishing, marketing, and/or royalty relationship involving the Company's business and/or its products has cancelled or otherwise terminated or made any threat to cancel or otherwise terminate its relationship with the Company or such Subsidiary, nor has any such customer, subscriber or Business Partner indicated an intent or desire to materially decrease its purchase volume, change its subscription, or change its relationship, as the case may be, with the Company or such Subsidiary.

     6.26. No Violations.  Neither the execution and delivery of this
           -------------
Agreement and the Operative Documents, nor the consummation of any of the transactions contemplated hereby or thereby, by the Company, will (a) violate, conflict with, or result in a breach or default under any provision of the Articles of Incorporation or By-Laws of the Company or any of its Subsidiaries,
(b) violate any provision of any Applicable Laws, or (c) result in a material violation or breach by the Company or any of its Subsidiaries of, conflict with, constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party, or by which it or any of its respective properties or assets may be bound.


                                  ARTICLE VII

                           COVENANTS OF THE COMPANY

     7.01. Affirmative Covenants of the Company Other Than Reporting
           ---------------------------------------------------------
Requirements. Without limiting any other covenants and provisions hereof, the
------------
Company covenants and agrees that, as long as any of the Notes or at least fifty percent (50%) of the Preferred Shares are outstanding, it will perform and observe the following covenants and provisions and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

           (a)  Punctual Payment.  Pay the principal of, premium, if any, and
                ----------------
interest on each of the Notes at the times and place and in the manner provided in the Notes and herein.

           (b)  Payment of Taxes and Trade Debt.  Pay and discharge, and cause
                -------------------------------
each Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company or the Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto. Pay and cause each Subsidiary to pay, when due, or in conformity with customary trade terms, all lease obligations, all trade debt, and all other Indebtedness incident to the operations of the Company or the Subsidiaries, except such as are being contested in good faith and by appropriate proceedings if the Company or the Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto.

           (c)  Maintenance of Insurance.  Maintain, and cause each Subsidiary
                ------------------------
to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates, and in any event in amounts sufficient to prevent the Company or such Subsidiary from becoming a co-insurer.

           (d)  Preservation of Corporate Existence.  Preserve and maintain,
                -----------------------------------
and cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties, except where the failure to remain so qualified would not, either individually or in the aggregate, have a Material Adverse Effect; provided, however, that nothing herein contained shall prevent any merger, consolidation or transfer of assets permitted by subsection 7.02(e). Preserve and maintain, and cause each Subsidiary to preserve and maintain, all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and necessary to the conduct of its business.

           (e)  Compliance with Laws.  Comply, and cause each Subsidiary to
                --------------------
comply, with all applicable laws, rules, regulations and orders of any governmental authority, the noncompliance with which could have a Material Adverse Effect.

           (f)  Inspection Rights.  At any reasonable time and from time to time
                -----------------
and upon prior written notice, permit the Purchaser or any of its agents or representatives to examine and make copies of and extracts from the records and books of account of, and visit and inspect the properties of, the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of their officers or directors and independent accountants. If an Event of Default then exists, all reasonable out-of-pocket expenses of the Purchaser (or its agents or representatives), the Company or any Subsidiary incurred in connection with such inspection rights shall be borne by the Company.

           (g)  Keeping of Records and Books of Account.  Keep, and cause each
                ---------------------------------------
Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all financial transactions of the Company and each Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

           (h)  Maintenance of Properties, Etc.  Maintain and preserve, and
                ------------------------------
preserve, and cause each Subsidiary to maintain and preserve, all of its properties, necessary or useful in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted.

           (i)  Compliance with ERISA.  Comply, and cause each Subsidiary to
                ---------------------
comply, with all minimum funding requirements applicable to any pension or other employee benefit or employee contribution plans which are subject to ERISA or to the Code, and comply, and cause each Subsidiary to comply, in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. Neither the Company nor any Subsidiary will permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company or any Subsidiary.

           (j)  Attendance at Board Meetings.  At any time at which a nominee of
                ----------------------------
the Purchaser is not a member of the Board or any committee of the Board as provided in this Agreement and the Stockholders' Agreement, so long as the Notes remain outstanding or, if no Notes are then outstanding, the Purchaser holds either (i) at least twenty five percent (25%) of the Common Stock issued or issuable upon the conversion of the Preferred Shares then outstanding or (ii) at least twenty five percent (25%) of the Common Stock issued and issuable upon the exercise of the Warrants then outstanding, permit the Purchaser or its designee to have one observer attend each meeting of the Board and any committee thereof. The Company will send to the Purchaser and its designee the notice of the time and place of any such meeting in the same manner and at the same time as notice is sent to the directors or committee members, as the case may be. The Company shall also provide to such Purchaser copies of all notices, reports, minutes, consents and other documents at the time and in the manner as they are provided to the Board or committees. The Company shall reimburse the Purchaser for all reasonable costs incurred by the Purchaser or its designee in connection with traveling to and from and attending meetings of the Board and committees.

           (k)  Payment of Senior Debt by the Purchaser.  In the event that any
                ---------------------------------------
default occurs in the payment of the principal of or any interest on any Senior Debt and such default shall continue for a period of thirty (30) days (or such shorter period as is necessary in order to permit the Purchaser to act pursuant to this subsection prior to any acceleration of such Senior Debt) without waiver or forbearance by the lender of such Senior Debt, permit the Purchaser, on behalf of the Company, to cure such default, to prepay in full any such Senior Debt or to purchase such Senior Debt, upon terms and conditions set forth in the Subordination Agreement.

           (l)  Board of Directors and Committees.  The Company shall use its
                ---------------------------------
best efforts to fix the Board at not more than seven (7) members and cause three
(3) representatives of the Purchaser to be recommended to the stockholders for election as a director at all meetings for such purpose. The Board shall meet at least four (4) times per calendar year. The Company shall at all times maintain a Compensation Committee and an Audit Committee of the Board and each such committee shall consist of three (3) members. The Purchaser shall at all times be entitled to appoint one representative to each of the Compensation Committee and the Audit Committee. The Purchaser shall at all times have a representative on each other committee of the Board unless and only for so long as they waive such right with respect to a specific committee. The Company shall reimburse the Purchaser and its appointees for all reasonable costs incurred by them in connection with traveling to and from and attending meetings of the Board and committees of the Board, in addition to any directors fees regularly paid to all members of the Board.

           (m)  Interest Coverage Ratio.  As of the dates set forth below, the
                -----------------------
Company will maintain a ratio of EBITDA to Interest Expense for the twelve (12) month period ending on such dates of at least the ratio set forth opposite such dates:

           Twelve Month Period Ending               Interest Coverage Ratio
           --------------------------               -----------------------

           December 31, 1998                                  1 to 1

           March 31, 1999                                     2 to 1

           June 30, 1999 and the last day of                  3 to 1
             each fiscal quarter of the
             Company thereafter

           (n) Fixed Charge Coverage Ratio . As of the dates set forth below, the Company will maintain a ratio of EBITDA to Fixed Charges for the twelve (12) month period ending on such dates of at least the ratio set forth opposite such dates:

           Twelve Month Period Ending           Fixed Charge Coverage Ratio
           --------------------------           ---------------------------

           December 31, 1998                               .40 to 1

           March 31, 1999                                    1 to 1

           June 30, 1999                                     1 to 1.5

           September 30, 1999 and the
             last day of each fiscal quarter                 2 to 1
             of the Company thereafter

           (o)  Maximum Total Funded Debt to EBITDA Ratio.  As of the dates set
                -----------------------------------------
forth below, the Company will not permit the ratio of Total Funded Debt to EBITDA for the twelve (12) month period ending on such dates to be more than the ratio set forth opposite such date:

           Twelve Month Period Ending        Total Funded Debt to EBITDA Ratio
           --------------------------        ---------------------------------

           December 31, 1998                                10 to 1

           March 31, 1999                                  3.5 to 1

           June 30, 1999 and the last day                  2.5 to 1
            of each fiscal quarter of the
            Company thereafter

           (p)  Minimum Tangible Capital Base.  The Company shall maintain a
                -----------------------------
Tangible Capital Base, measured as at each of the dates set forth below, equal to or greater than the amount set forth opposite such date:

                                                        Minimum
     Fiscal Quarter End                          Tangible Capital Base
     ------------------
     March 31, 1998                        $ (5,500,000)
     June 30, 1998                           (8,000,000)
     September 30, 1998                     (11,000,000)
     December 31, 1998                      (12,000,000)
     March 31, 1999                         (10,000,000)
     June 30, 1999                           (7,500,000)
     September 30, 1999                      (2,500,000)
     December 31, 1999                        2,500,000
     March 31, 2000 and the last day             $2,500,000 plus 80% of the
      of each fiscal quarter of the                cumulative amount of Net
      Company thereafter                           Income earned by the Company
                                                   for each fiscal quarter
                                                   subsequent to December 31,
                                                   1999.

     (q)  Database Expenditures. The Company shall not make any Database
          ---------------------
Expenditure during any fiscal year of the Company which, when aggregated with all other Database Expenditures in such fiscal year, exceeds, in the case of the Company's fiscal year ended December 31, 1998, $10,000,000, and in the case of each fiscal year thereafter $750,000.

     (r)    Minimum EBITDA.  EBITDA for the each of the periods set forth below
            --------------
shall not be less than the amount set forth opposite such period:

                  Period                           Minimum EBITDA
                  ------                           --------------

     Three (3) month period ended March 31,
      1998                                         $(600,000)

     Six (6) month period ended June 30, 1998       (800,000)

     Nine (9) month period ended September 30,
      1998                                          (600,000)

     Twelve (12) month period ended December 31,
      1998                                          1,000,000


     7.02.  Negative Covenants of the Company.  Without limiting any other
            ---------------------------------
covenants and provisions hereof, the Company covenants and agrees that, as long as any of the Notes or fifty percent (50%) of the Preferred Shares are outstanding, it will comply with and observe the following covenants and provisions, and will cause each Subsidiary to comply with and observe such of the following covenants and provisions as are applicable to such Subsidiary, and will not:

            (a)    Liens.  Create, incur, assume or suffer to exist, or permit
                   -----
any Subsidiary to create, incur, assume or suffer to exist, any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance (including the lien or retained security title of a conditional vendor) of any nature, upon or with respect to any of its properties, now owned or hereafter acquired, or assign or otherwise convey any right to receive income, except that the foregoing restrictions shall not apply to mortgages, deeds of trust, pledges, liens, security interests or other charges or encumbrances (collectively, "Permitted Liens"):

            (i) for taxes, assessments or governmental charges or levies on property of the Company or any Subsidiary if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

            (ii) imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business;

            (iii) arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

            (iv) securing the performance of bids, tenders, contracts (other than for the repayment of borrowed money), statutory obligations and surety bonds;

            (v) in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property which do not materially detract from its value or impair its use;

            (vi) arising by operation of law in favor of the owner or sublessor of leased premises and confined to the property rented;

            (vii) arising from any litigation or proceeding which is being contested in good faith by appropriate proceedings, provided, however, that no execution or levy has been made;

            (viii) described on Exhibit 6.07 which secure the Indebtedness set
                                ------------
     forth on Exhibit 6.08B, provided that no such lien is extended to cover
              -------------
     other or different property of the Company or any Subsidiary; and

            (ix) liens on the accounts receivable of the Company which secure Indebtedness permitted by Section 7.02(b).

            (b)    Indebtedness  .  Without the prior written consent of the
                   ------------
Purchaser, create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any liability with respect to Indebtedness except for (1) up to $10,000,000 in principal amount of Indebtedness for Money Borrowed incurred pursuant to the EFT Financing, (2) current liabilities, other than for Indebtedness for Money Borrowed, which are incurred in the ordinary course of business, (3) purchase money security interests securing the purchase of equipment to be used in connection with the business of the Company and its Subsidiaries, and (5) the Notes, provided that the incurrence and maintenance of all such Indebtedness does not result in the Company's or any Subsidiary's failure to comply with any of the provisions of
Article VII hereof.

            (c)    Lease Obligations.  Become obligated to pay rent under any
                   -----------------
leases or other rental arrangements (including Capital Leases) under which the amount of the aggregate lease or other payments under all such agreements or arrangements exceeds $150,000 on a consolidated basis for any twelve-month period.

            (d)    Assumptions or Guaranties of Indebtedness of Other Persons.
                   ----------------------------------------------------------
Assume, guarantee, endorse or otherwise become directly or contingently liable on, or permit any Subsidiary to assume, guarantee, endorse or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any Indebtedness of any other Person, except for guarantees by endorsement of negotiable instruments for deposit or collection in the ordinary course of business and except by the Company with respect to any Indebtedness of any Subsidiary which is permitted by this Agreement.

            (e)    Mergers, Sale of Assets, Etc.  Without the prior written
                   ----------------------------
consent of the Purchaser, merge or consolidate with any Person, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) any of its assets (whether now owned or hereinafter acquired) or permit any Subsidiary to do so, except that (1) any Subsidiary may merge into or consolidate with or transfer assets to any other Subsidiary, (2) any Subsidiary may merge into or transfer assets to the Company and (3) the Company or any Subsidiary may sell, assign, lease or otherwise dispose of (i) electronic legal library information in the ordinary course of business, (ii) equipment that is no longer used or useful in the Company's or any of its Subsidiaries' business or that is physically obsolete, provided that the proceeds thereof are used first to reduce outstanding Senior Debt and then to reduce other outstanding Indebtedness, (iii) sales of equipment the net proceeds of which are applied within thirty (30) days of such sale to the purchase of replacement equipment with like value and function and (iv) other sales of assets in any given year which have a fair market value of less than one million dollars ($1,000,000) in the aggregate provided that at least fifty percent (50%) of the net proceeds from such dispositions are applied first to reduce outstanding Senior Debt and then to reduce other outstanding Indebtedness.

            (f)    Investments in Other Persons.  Without the prior written
                   ----------------------------
consent of the Purchaser, make or permit any Subsidiary to make, any loan or advance to any Person, or purchase, otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, any capital stock, assets or other property of, obligations of, or any interest in, any Person, except:

            (i) investments by the Company or a Subsidiary in evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition;

            (ii) investments by the Company or a Subsidiary in certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $100,000,000 and whose parent holding company has long-term debt rated Aa1 or higher, and whose commercial paper (if rated) is rated Prime 1 by Moody's Investors Service, Inc.;

            (iii) loans or advances from a Subsidiary to the Company or from the Company to a Subsidiary;

            (iv) investments by the Company or a Subsidiary in the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition;

            (v) advances to employees for travel or relocation in accordance with the ordinary course of business; and

            (vi) acquisitions or assets, capital stock or other property which individually and in the aggregate are not material to the Company or such Subsidiary (assets, capital stock and other property with a fair market value of less than $250,000 acquired in any one-year period in the aggregate shall not be deemed "material"); provided, however, that each such acquisition can be made in compliance with the other terms of this Agreement, including, without limitation, Section 7.02(l).

            (g)    Distributions.  Without the prior written consent of the
                   -------------
Purchaser, declare or pay any dividends, purchase, redeem, retire, or otherwise acquire for value any of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or permit any Subsidiary to do any of the foregoing (such transactions being hereinafter referred to as "Distributions"); provided, however, that nothing herein contained shall prevent:

            (i) the Company from effecting a stock split or declaring or paying any dividend consisting of shares of any class of Common Stock to the holders of shares of such class of Common Stock, provided that such stock split or dividend is effected equally across all classes of Common Stock, or

            (ii) the Company from repurchasing or redeeming the Warrants and the Preferred Shares and the shares of Common Stock issued or issuable upon exercise or conversion thereof in accordance with the terms of Section 3.10 of the Stockholders' Agreement; or

          (iii) the Company from redeeming the Series B Preferred Stock issued and outstanding on the date of this Agreement;

          (iv) any Subsidiary from declaring or making payment of cash and stock dividends, returns of capital or distributions of assets to the Company;

if in the case of any such transaction the Distribution can be made in compliance with the other terms of this Agreement.

          (h)    Dealings with Affiliates. Without the prior written consent of
                 ------------------------
the Purchaser, enter or permit any Subsidiary to enter into any transaction with any holder of any class of capital stock of the Company, or any member of their families or any corporation or other entity in which any one or more of such stockholders or members of their immediate families directly or indirectly holds any class of capital stock; provided, however, that this Section 7.02(h) shall not apply to any transaction which is governed by Section 7.02(m).

          (i)    Maintenance of Ownership of Subsidiaries.  Sell or otherwise
                 ----------------------------------------
dispose of any shares of capital stock of any Subsidiary, except to the Company or another Subsidiary, or permit any Subsidiary to issue, sell or otherwise dispose of any shares of its capital stock or the capital stock of any Subsidiary, except to the Company or another Subsidiary, provided, however, that nothing herein contained shall prevent any merger, consolidation or transfer of assets permitted by subsection 7.02(e).

          (j)    Change in Nature of Business. Without the prior written consent
                 ----------------------------
of the Purchaser, make, or permit any Subsidiary to make, any change in the nature of its business as carried on at the date hereof.

          (k)    No Amendment or Waiver of Charter Documents. Amend, alter,
                 -------------------------------------------
repeal or terminate its Articles of Incorporation (or comparable charter documents) without the prior written consent of the Purchaser.

          (l)    Capital Expenditures. Make, or permit any Subsidiary to make,
                 --------------------
any Capital Expenditure during (i) during the period from the Initial Closing Date through the fiscal year of the Company ended December 31, 1998 which exceeds $1,500,000 and (ii) any fiscal year of the Company thereafter which exceeds $500,000 in the aggregate.


          (m)    Compensation. Pay, directly or indirectly, as salary, bonuses,
                 ------------
fringe benefits, expenses, stock option grants, drawing accounts or otherwise any compensation to any executive officer (or any relative of any executive officer) of the Company or any Subsidiary not approved by the Compensation Committee of the Board other than such compensation arrangements as are in place as of the Initial Closing Date.

          (n)    Preferred Stock.  Without the prior written consent of the
                 ---------------
Purchaser, issue any shares of, or rights to acquire any shares of, Preferred Stock as authorized in the Company's Articles of Incorporation as in effect on the date hereof (except the 931,044 shares of Series A Preferred Stock and the 439,589 shares of Series B Preferred Stock issued and outstanding as of the date hereof).

    7.03. Reporting Requirements. The Company will furnish to each holder of any
          ----------------------
Note, any Preferred Share, any Preferred Conversion Share, any Warrant or any Warrant Shares (except that the provisions of Sections 7.03 (d), (e), (f) and (g) shall terminate upon payment in full of the aggregate outstanding principal balance of the Notes together with all interest and premium, if any, due thereon and when less than fifty percent (50%) of the Preferred Shares remain outstanding):

          (a) as soon as possible and in any event within five (5) days after the occurrence of each Event of Default or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, the statement of the chief financial officer of the Company setting forth details of such Event of Default or event and the action which the Company proposes to take with respect thereto;

          (b) as soon as available and in any event within thirty (30) days after the end of each month, consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such month and consolidated and consolidating statements of income and retained earnings and of cash flows of the Company and its Subsidiaries for such month and for the periods commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year and the Budget for the current year, all in reasonable detail, in a format reasonably satisfactory to the Purchaser, and duly certified (subject to normal year-end adjustments) by the chief financial officer of the Company as having been prepared in accordance with GAAP and including a discussion by the Company's management of any variance from the Budget for such fiscal year;

          (c) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company (except that with respect to the Company's fiscal year ended December 31, 1997, the Company will have to furnish the information required by this Section 7.03(c) within 120 days after the end of such fiscal year), a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income and retained earnings and of cash flows of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all duly certified by independent public accountants of recognized national standing acceptable to the Purchasers and including a discussion by the Company's management of any variance from the Budget for the fiscal year just ended;

          (d) at least thirty (30) days prior to the end of each fiscal year of the Company, (x) an operating budget (the "Budget") of the Company and its Subsidiaries for the next fiscal year in the form customarily prepared by management for internal use, which Budget shall be reasonably satisfactory in form to the Purchaser but which shall in any case include a detailed balance sheet and detailed monthly statements of income and cash flows, and (y) three to five year financial plans for the Company and the Subsidiaries in the form customarily prepared by management for internal use, which shall be reasonably satisfactory in form to the Purchaser;

          (e) at the time of delivery of each monthly and annual statement, a certificate, executed by the chief financial officer of the Company, stating that such officer has caused this Agreement, the Notes, and the Warrants to be reviewed and has no knowledge of any default by the Company or any Subsidiary in the performance or observance of any of the provisions of this Agreement, the Notes or the Warrants or, if such officer has such knowledge, specifying such default and the nature thereof, and setting forth computations in reasonable detail demonstrating compliance with the provisions of subsections 7.01(m), (n),
(o) and (p) and subsections 7.02(b) and (d);

          (f) at the time of delivery of each annual statement, a certificate executed by the Company's independent public accountants, setting forth computations in reasonable detail demonstrating compliance with the provisions of subsections 7.01(m), (n), (o) and (p) and subsections 7.02(b) and (d);

          (g) promptly upon receipt thereof, any written report submitted to the Company or any Subsidiary by independent public accountants in connection with an annual or interim audit of the books of the Company and the Subsidiaries made by such accountants;

          (h) promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company or any Subsidiary of the type described in Section 6.04;

          (i) promptly after sending, making available, or filing the same, such reports and financial statements as the Company or any Subsidiary shall send or make available to the stockholders of the Company or the Commission; and

          (j) such other information respecting the business, assets, liabilities, financial condition, results of operations or prospects of the Company or any of its Subsidiaries as the Purchaser may from time to time reasonably request, and to make available to the Purchaser and its representatives, members of management and employees with significant responsibilities (such as department heads) for the purposes of updating the Purchaser as to the condition of the Company and its Subsidiaries.


                                 ARTICLE VIII

                               EVENTS OF DEFAULT

    8.01. Events of Default. If any of the following events ("Events of
          -----------------
Default") shall occur and be continuing :

          (a) The Company shall fail to pay any installment of principal of any of the Notes when due; or

          (b) The Company shall fail to pay any interest or premium, if any, on any of the Notes when due; or

          (c) The Company shall default in the performance of any covenant contained in subsections 7.01(m), (n), (o) and (p) or shall default in the performance of any covenant contained in Section 7.02 for ten (10) consecutive Business days; or

          (d) Any representation or warranty made by the Company in this Agreement or by the Company (or any of its officers) in any certificate, instrument or written statement made or delivered pursuant to or in connection with this Agreement, shall prove to have been incorrect when made in any material respect; or

          (e) The Company or any Subsidiary shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, the Notes or the Warrants on its part to be performed or observed and any such failure remains unremedied for fifteen (15) Business Days after written notice thereof shall have been given to the Company by any registered holder of the Notes; or

          (f) The Company or any Subsidiary shall fail to pay any Indebtedness for Money Borrowed exceeding $100,000 owing by the Company or such Subsidiary (as the case may be), or any interest or premium thereon, when due (or, if permitted by the terms of the relevant document, within any applicable grace period), whether such Indebtedness for Money Borrowed shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, or shall fail to perform any term, covenant or agreement on its part to be performed under any agreement or instrument evidencing or securing or relating to any such Indebtedness for Money Borrowed owing by the Company or any Subsidiary, as the case may be, when required to be performed (or, if permitted by the terms of the relevant document, within any applicable grace period), if the effect of such failure to pay or perform is to accelerate, or to permit the holder or holders of such Indebtedness for Money Borrowed, or the trustee or trustees under any such agreement or instrument to accelerate the maturity of such Indebtedness for Money Borrowed, unless such failure to pay or perform shall be waived by the holder or holders of such Indebtedness for Money Borrowed or such trustee or trustees; or

          (g) The Company or any Subsidiary shall be involved in financial difficulties evidenced (i) by its admitting in writing its inability to pay its debts generally as they become due; (ii) by its commencement of a voluntary case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case; (iii) by its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition; (iv) by the entry of an order for relief in any involuntary case commenced under said Title 11; (v) by its seeking relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief;
(vi) by the entry of an order by a court of competent jurisdiction (a) finding it to be bankrupt or insolvent, (b) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (c) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property; or (vii) by its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property; or

          (h) A Change in Control occurs, which Change in Control is not consented to specifically with reference to this Section 8.01(h) by the Purchaser; or

          (i) Any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Company or any Subsidiary and such judgment, writ, or similar process shall not be released, vacated or fully bonded within sixty (60) days after its issue or levy;

          then, and in any such event,

          (1) the Purchaser may, by notice to the Company, declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such accrued interest and all such amounts shall become and be forthwith due and payable (unless there shall have occurred an Event of Default under subsection 8.01(g) in which case all such amounts shall automatically become due and payable), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, and

              (2) the Purchaser may proceed to protect and enforce their rights by suit in equity (including without limitation a suit for rescission), action at law and/or other appropriate proceeding either for specific performance of any covenant, provision or condition contained or incorporated by reference in this Agreement or any term of the Articles of Incorporation of the Company, or in aid of the exercise of any power granted in this Agreement or in the Articles of Incorporation of the Company, and, immediately, in the case of Section 8.01(g) hereof, and at any time after the giving of the Put Notice (as such term is defined in the Stockholders' Agreement) to the Company pursuant to Section 3.10 of the Stockholders' Agreement, the theretofore unexercised "put" rights set forth in Section 3.10 of the Stockholders' Agreement, to the extent not already exercisable, be deemed to have become immediately exercisable and thereafter the Purchaser may in such Put Notice to the Company declare all or part of such theretofore unexercised "put" rights to be forthwith exercised and due and payable (unless there shall have occurred an Event of Default under Section 8.01(g) hereof, in which case such "put" rights shall be automatically exercised and due and payable), whereupon the Repurchase Price (as such term is defined in the Stockholders' Agreement) for the Preferred Shares, the Warrants, the Preferred Conversion Shares and the Warrant Shares subject thereto shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are expressly waived), and any such holder or holders may proceed to enforce payment of such amount or part thereof in such manner as it or they may elect.

              Without in any way limiting the rights of the holders of the Notes, the Company hereby agrees that the holders of the Preferred Shares, the Warrants, the Preferred Conversion Shares and the Warrant Shares would have no adequate remedy at law, for monetary compensation or otherwise, for the damages that would be suffered if the Company were to fail to comply with its obligations under Article III hereof and Section 3.10 of the Stockholders' Agreement, and that the Company therefore agrees that the holders of the Warrants and the Warrant Shares shall be entitled to obtain specific performance of the Company's obligations under Article III of this Agreement and Section
3.10 of the Stockholders' Agreement.

     8.02.    Annulment of Defaults.  Section 8.01 is subject to the
              ---------------------
condition that, if at any time after the principal of any of the Notes shall have become due and payable, and before any judgment or decree for the payment of the moneys so due, or any portion thereof, shall have been entered, then and in every such case the holders of sixty-six and two-thirds percent (662/3%) or more in principal amount of all Notes then outstanding may, by written instrument filed with the Company, rescind and annul such declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon.


                                  ARTICLE IX

                                 MISCELLANEOUS

     9.01.    No Waiver; Cumulative Remedies. No failure or delay on the part of
              ------------------------------
the Purchaser, or any other holder of the Notes, Preferred Shares, Warrants, Preferred Conversion Shares or Warrant Shares in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     9.02.    Amendments, Waivers and Consents.  Any provision in this
              --------------------------------
Agreement, the Notes, the Warrants or the other Operative Documents to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein set forth may be omitted or waived, if the Company shall, as long as any Notes are outstanding, obtain consent thereto in writing from the holder or holders of at least sixty-six and two-thirds percent (662/3%) in principal amount of all Notes then outstanding, or, if no Notes are then outstanding, obtain consent thereto in writing from (i) the holder or holders of at least sixty-six and two-thirds percent (662/3%) of the Common Stock issued or issuable upon conversion of the Preferred Shares then outstanding and (ii) the holder or holders of at least sixty-six and two-thirds percent (662/3%) of the Common Stock issued and issuable upon exercise of the Warrants then outstanding, and shall, in any case, deliver copies of such consent in writing to all other holders of Notes, Preferred Shares and/or Warrants; provided that no such consent shall be effective to reduce or to postpone the date fixed for the payment of the principal (including any required redemption) or interest payable on any Note without the consent of the holder thereof, or to alter or amend the consent mechanism provided for under this
Section 9.02. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Written notice of any waiver or consent effected under this subsection shall promptly be delivered by the Company to any holders who did not execute the same.

     9.03.    Addresses for Notices, Etc. All notices, requests, demands and
              --------------------------
other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission with a copy by mail, or delivered to the applicable party at the addresses indicated below:

     If to the Company:

                    Law Office Information Systems, Inc.
                    105 North 28th Street
                    Van Buren, AR 72956
                    Attn:  Kyle D. Parker, President
                    Telecopy No.:  (501) 471-9224

     With a copy to:

                    Sullivan & Worcester LLP
                    One Post Office Square
                    Boston, MA 02109
                    Attention:  Karen L. Linsley, Esq.
                    Telecopy No.:  (617) 338-2880

      If to CRL III:

                    Capital Resource Lenders III, L.P.
                    c/o Capital Resource Partners
                    85 Merrimac Street
                    Suite 200

                    Boston, Massachusetts  02114
                    Attention:  Robert C. Ammerman
                    Telecopy No.: (617) 723-9819


     With a copy to:

                    Testa, Hurwitz & Thibeault, LLP
                    High Street Tower
                    125 High Street
                    Boston, Massachusetts  02110
                    Attention:  Andrew E. Taylor, Jr., Esq.
                    Telecopy No.: (617) 248-7100

     If to any other holder of the Notes, Preferred Shares or Warrants:

                    at such holder's address for notice as set forth in the transfer records of the Company or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) three days after being deposited in the mails or (ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission (with receipt confirmed), respectively, addressed as aforesaid.

     9.04.    Costs, Expenses and Taxes. The Company agrees to pay on demand all
              -------------------------
costs and expenses of the Purchaser in connection with the preparation, execution and delivery of this Agreement, the Notes, the Preferred Shares, the Warrants, the other Operative Documents and other instruments and documents to be delivered hereunder, and in connection with the consummation of the transactions contemplated hereby and thereby, as well as all costs and expenses of the Purchaser in connection with the amendment, waiver (whether or not such amendment or waiver becomes effective) or enforcement of this Agreement, the Notes, the Preferred Shares, the Warrants, the other Operative Documents, and other instruments and documents to be delivered hereunder and thereunder. Notwithstanding the preceding sentence, and in addition to the provisions of such sentence, the Company agrees to pay on demand all fees and out-of-pocket expenses of Testa, Hurwitz & Thibeault, LLP, special counsel to the Purchaser, in connection with the transactions contemplated by this Agreement, including any amendment, waiver (whether or not such amendment or waiver becomes effective) or enforcement of this Agreement, the Notes, the Preferred Shares, the Warrants, the Operative Documents, and other instruments and documents to be delivered hereunder and thereunder. In addition, the Company agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Notes, the Preferred Shares, the Warrants, the other Operative Documents, and the other instruments and documents to be delivered hereunder or thereunder and the Company agrees to save the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and filing fees.

     9.05.    Binding Effect; Assignment. This Agreement shall be binding upon
              --------------------------
and inure to the benefit of the Company and the Purchaser and their respective successors and assigns, except that the

Company shall not have the right to assign its rights hereunder or any interest therein without the prior written consent of the Purchaser. Except as expressly set forth herein, nothing in this Agreement shall confer any claim, right, interest or remedy on any third party or inure to the benefit of any third party.

     9.06.    Payments in Respect of Notes. The Purchaser and any successor
              ----------------------------
holder of the Notes, by their acceptance thereof, agree that, with respect to all sums received by them applicable to the payment of principal of or interest on the Notes, equitable adjustment will be made among them so that, in effect, all such sums shall be shared ratably by all of the holders of the Notes whether received by voluntary payment, by realization upon security, by the exercise of the right of setoff, by counterclaim or cross-action or by the enforcement of any or all of the Notes. If any holder of the Notes receives any payment on its Notes in excess of its pro rata portion, then such holder receiving such excess payment shall purchase for cash from the other holders an interest in their Notes in such amounts as shall result in a ratable participation by all of the holders in the aggregate unpaid amount of Notes then outstanding. The Company shall not have any obligation to any Person under this Section 9.06.

     9.07.    Payments in Respect of the Preferred Shares and Warrants. The
              --------------------------------------------------------
Purchaser and any successor holder of the Preferred Shares or Warrants, by their acceptance thereof, agree that, with respect to the sale to, or repurchase by, the Company or any Person directly or indirectly affiliated with the Company or any of its directors, officers, or shareholders, of the Preferred Shares or the Warrants, equitable adjustment will be made among the holders of the Preferred Shares or the Warrants so that in effect all sums so received shall be shared ratably in proportion to their respective holdings of the Preferred Shares or Warrants. If any holder of the Preferred Shares or the Warrants receives any such sum in respect of its Preferred Shares or Warrants in excess of its pro rata portion, then such holder receiving such excess shall purchase for cash from the other holders of the Preferred Shares or the Warrants an interest in their Preferred Shares or Warrants in such amount as shall result in a ratable participation of all of the holders in the aggregate of all Preferred Shares or Warrants then outstanding. The Company shall not have any obligation to any Person under this Section 9.07.

     9.08.    Indemnification.  The Company agrees to indemnify and hold
              ---------------
harmless the Purchaser, its subsidiaries, directors, officers, partners, counsel and employees, from and against any and all liability (including, without limitation, reasonable legal fees incurred in defending against any such liability) under, arising out of or relating to this Agreement, the Notes, the Warrants and the Warrant Shares, the transactions contemplated hereby or thereby or in connection herewith or therewith, including (to the maximum extent permitted by law) any liability arising under federal or state securities laws, except to the extent such liability shall result from any act or omission on the part of such Purchaser or its employees, agents, brokers or other representatives. The obligations of the Company under this Section 9.08 shall survive and continue to be in full force and effect notwithstanding (a) the repayment of the Notes and (b) the termination of this Agreement.

     9.09.    Survival of Representations and Warranties. All representations
              ------------------------------------------
and warranties made in this Agreement, the Notes, the Warrants, the Operative Documents or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof and thereof, regardless of any investigation made by the Purchaser or on behalf of the Purchaser .

     9.10.    Prior Agreements. This Agreement constitutes the entire agreement
              ----------------
between the parties and supersedes any prior understandings or agreements con cerning the subject matter hereof.


     9.11.    Severability . The invalidity or unenforceability of any provision
              ------------
hereof shall in no way affect the validity or enforceability of any other provision.

     9.12.    Governing Law. This Agreement shall be governed by, and construed
              -------------
in accordance with, the internal laws of The Commonwealth of Massachusetts.

     9.13.    Waiver of Right to Jury Trial. The parties hereby waive all
              -----------------------------
rights to a trial by jury for all legal proceedings concerning this Agreement, the Notes or the Warrants.

     9.14.    Headings.  Article, Section and subsection headings in this
              --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

    9.15.     Sealed Instrument.  This Agreement is executed as an
              -----------------
instrument under seal.

     9.16.    Counterparts.  This Agreement may be executed in any number
              ------------
of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

     9.17.    Further Assurances. From and after the date of this Agreement,
              ------------------
upon the request of the Purchasers, the Company and each Subsidiary shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Notes and the Warrants.

     9.18.    Consent to Jurisdiction. The Company irrevocably submits to the
              -----------------------
non-exclusive jurisdiction of any state or federal court sitting in The Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement or any of the Notes, the Preferred Shares, the Warrants, the Preferred Conversion Shares or Warrant Shares. To the fullest extent it may effectively do so under applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     9.19.    Effect of Judgment. The Company agrees, to the fullest extent
              ------------------
it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 9.18 brought in any such court shall, subject to such rights of appeal on issues other than jurisdiction as may be available to the Company, be conclusive and binding upon the Company and may be enforced in the courts of the United States of America or The Commonwealth of Massachusetts (or any other courts to the jurisdiction of which the Company is or may be subject) by a suit upon such judgment.

     9.20.    Service of Process. The Company consents to service of process in
              ------------------
any suit, action or proceeding of the nature referred to in Section 9.18 by actual receipt of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Company specified in or designated pursuant to Section 9.03. The Company agrees that such service (i) shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Company.

     9.21.    No Limitation. Nothing in Section 9.18, 9.19, 9.20 or 9.22 shall
              -------------
affect the right of any Purchaser to serve process in any manner permitted by law, or limit any right that any Purchaser may have to bring proceedings against the Company in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

          9.22.  Specific Performance.  Upon breach or default by the Company
                 --------------------
with respect to any obligation hereunder, under the Notes, the Preferred Shares, the Warrants, the Preferred Conversion Shares or the Warrant Shares the Purchaser shall be entitled to protect and enforce its rights at law, or in equity or by other appropriate proceedings for specific performance of such obligation, or for an injunction against such breach or default, or in aid of the exercise of any power or remedy granted hereby or thereby or by law.

          9.23.  Actions by Purchaser.  Wherever in this Agreement action is
                 --------------------
required or permitted to be taken by, or consent is required of, or a matter requires the satisfaction of, the Purchaser, unless the context otherwise requires, such action may be taken by, and/or such consent may be obtained from, and/or such satisfaction may be expressed by, (i) for as long as any of the Notes remain outstanding, the holders of at least sixty-six and two-thirds percent (66 2/3%) of the principal amount of all Notes then outstanding, or (ii) if no Notes are then outstanding, the holders of at least sixty-six and two thirds percent (66 2/3%) of the Common Stock issued and issuable upon conversion of the Preferred Shares then outstanding and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Common Stock issued and issuable upon exercise of the Warrants then outstanding.

          9.24.  Confidentiality.  The Company's obligations under Sections
                 ---------------
7.02(f) and 7.03 shall at all times be contingent upon the Purchaser's agreement, and the Purchaser hereby agrees, to take all reasonable precautions to safeguard the confidentiality of the information received by or disclosed to the Purchaser by the Company in the fulfillment of the Company's obligations under such Sections and to refrain from disclosure of such information to anyone other than a person who will assist the Purchaser in evaluating the Company or to the Purchaser's accountants, attorneys and other professional advisors and, in the case of Section 7.03, to its equity investors (but only to the extent reasonably necessary to meet the Purchaser's reporting obligations).


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Senior Subordinated Note and Securities Purchase Agreement as of the date first above written.


                              LAW OFFICE INFORMATION SYSTEMS, INC.




                              By: /s/ Kyle D. Parker
                                 -------------------------------------------
                                 Name:  Kyle D. Parker
                                 Title: President



                              CAPITAL RESOURCE LENDERS III, L.P.

                              By:   Capital Resource Partners III, L.L.C.
                                    Its General Partner


                              By: /s/ Robert C. Ammerman
                                 -------------------------------------------

                                                                   EXHIBIT 10.18
                                                                         (cont.)

                                   AMENDMENT


     This Amendment dated as of June 29, 1998 (this "Amendment") amends that certain Senior Subordinated Note and Securities Purchase Agreement dated as of November 24, 1997 (the "Purchase Agreement") among Law Office Information Systems, Inc. (the "Company") and Capital Resource Lenders III, L.P. ("CRL III").

     WHEREAS, pursuant to the Purchase Agreement (i) the Company issued and sold to CRL III (A) 12.5% Senior Subordinated Notes due 2004 of the Company dated November 24, 1997 in the aggregate principal amount of $4,000,000 (the "Notes"),
(B) an aggregate of 931,044 shares of Series A Convertible Preferred Stock, par value $.001 per share, of the Company (the "Preferred Shares"), and (C) Common Stock Purchase Warrants (the "Warrants") to purchase up to an aggregate of 972,293 shares of Common Stock, par value $.001 per share, of the Company; and
(ii) CRL III agreed to purchase from the Company up to an additional $6,000,000 aggregate principal amount of 12.5% Senior Subordinated Notes due 2004 of the Company at separate closings to be held on March 31, 1998 (the "First Takedown Closing") and June 30, 1998 (the "Second Takedown Closing"),

     WHEREAS, pursuant to an Assignment, Assumption and Consent dated as of January 1, 1998 (the "Assignment Agreement") by and among the Company, CRL III, CRP Investment Partners III, LLC ("CRP Investment") and Rowland Moriarty ("Moriarty" and, together with CRL III and CRP Investment, the "Purchasers"),
(i) CRL III assigned, transferred and set over a portion of its rights, interests and obligations associated with the Notes, the Preferred Shares and the Warrants to CRP Investment and Moriarty, including the right and obligation under Article II of the Purchase Agreement for CRP Investment and Moriarty to purchase its Pro Rata Share (as such term is defined in the Assignment Agreement) of the First Takedown Principal and the Second Takedown Principal at the First Takedown Closing and the Second Takedown Closing, respectively, and
(ii) CRP Investment and Moriarty each agreed to accept the rights and assume the performance of the obligations transferred by CRL III under the Assignment Agreement;

     WHEREAS, the First Takedown Closing occurred on March 2, 1998 and at such First Takedown Closing the Company issued and sold to the Purchasers Notes in the aggregate principal amount of $3,000,000; and

     WHEREAS, the Company and the Purchasers hereby desire to extend the date of the Second Takedown Closing to December 31, 1998 and amend the Purchase Agreement as hereinafter set forth.

     NOW THEREFORE, in consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

1.  Amendment of Purchase Agreement.
    -------------------------------

     1.01. Section 1.01 of the Purchase Agreement shall be amended by adding the following defined terms:

            "Assignment Agreement" shall mean that certain Assignment,
             --------------------
     Assumption and Consent dated as of January 1, 1998 among the Company, CRL III, CRP Investment Partners, a Delaware limited partnership, and Rowland Moriarty.

            "CRL III Guarantees" means any and all guarantees by CRL III in
             ------------------
     favor of Fleet National Bank and on behalf of the Company.

            "Guaranty Amount" means, at any time, the maximum amount being
             ---------------
     guaranteed by CRL III under any and all CRL III Guarantees in effect at such time.

            "Purchasers" shall mean CRL III, CRP Investment Partners III, LLC, a
             ----------
      Delaware limited liability company, and Rowland Moriarty, and their successors and assigns.

      1.02. Section 2.01(c) of the Purchase Agreement is hereby amended to read in its entirety as follows:

            (c) The purchase and sale of up to an additional $3,000,000 aggregate principal amount of Notes shall take place at a closing (the "Second Takedown Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, at 10:00 a.m. local time on December 31, 1998 (the "Second Takedown Closing Date"), upon written notice (the "Second Takedown Notice") given by the Company to the Purchasers at least twenty (20) days prior to the Second Takedown Closing Date. Such Second Takedown Notice shall specify the aggregate principal amount (the "Second Takedown Principal") of the Notes to be issued and sold at such Second Takedown Closing, which Second Takedown Principal shall not exceed $3,000,000 less the
                                                                     ----
Guaranty Amount, if any. At the Second Takedown Closing, the Company will issue and sell to each Purchaser a single Note, dated the Second Takedown Closing Date, in the principal amount equal to such Purchaser's Pro Rata Share (as such term is defined in the Assignment Agreement) of the Second Takedown Principal, against receipt of funds by wire transfer to an account or accounts designated by the Company prior to such Second Takedown Closing in the amount of such Purchaser's Pro Rata Share of the Second Takedown Principal, in payment of the purchase price for such Note. The First Takedown Closing and the Second Takedown Closing are sometimes herein referred to individually as a "Takedown Closing" and collectively as the "Takedown Closings").

2.  Miscellaneous.

      2.01. Effect.  The Assignment Agreement shall remain in full force and
            ------
effect and, except as amended hereby, the Purchase Agreement shall remain in full force and effect.

      2.02. No Waiver.  This Amendment is effective only in the specific
            ---------
instance and for the specific purpose for which it is executed and shall not be considered a waiver or agreement to amend as to any provision of the Purchase Agreement (as amended) in the future.

     2.03.  Defined Terms.  All capitalized terms used but not specifically
            -------------
defined herein shall have the same meanings given such terms in the Purchase Agreement unless the context clearly indicates or dictates a contrary meaning.

     2.04.  Notices.  All notices, requests, demands and other communications
            -------
provided for in this Amendment shall be delivered in compliance with Section
9.03 of the Purchase Agreement.

     2.05.  Costs, Expenses, Taxes.  The Company agrees to pay on demand all
            ----------------------
costs and expenses of the Purchasers in connection with the preparation, execution and delivery of this Amendment and other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Messrs. Testa, Hurwitz & Thibeault, special counsel for the Purchasers.

     2.06.  Governing Law.  This Amendment shall be governed by, and construed
            -------------
and enforced in accordance with, the internal laws of The Commonwealth of Massachusetts.

     2.07.  Seal.  This Amendment is executed as an instrument under seal.
            ----

     2.08.  Counterparts.  This Amendment may be executed in any number of
            ------------
counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Amendment by signing any of such counterparts.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or have caused it to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         Law Office Information Systems, Inc.



                         By: /s/ Kyle D. Parker
                            --------------------------------
                            Name: Kyle D. Parker
                            Title: President


                         CAPITAL RESOURCE LENDERS III, L.P.

                         By:    Capital Resource Partners III, L.L.C.
                                Its General Partner


                         By:  /s/ Robert C. Ammerman
                            --------------------------------


                         CRP INVESTMENT PARTNERS III, LLC



                         By: /s/ Robert C. Ammerman
                            ---------------------------------


                         /s/ Rowland Moriarty
                         ------------------------------------------
                         Rowland Moriarty

                                                                   EXHIBIT 10.18
                                                                         (cont.)


                                AMENDMENT NO. 2

     This Amendment No. 2 dated as of August 20, 1998 (this "Amendment") by and among the Company, Capital Resource Lenders III, L.P. ("CRL III"), CRP Investment Partners III, L.L.C. ("CRP Investment") and Rowland Moriarty ("Moriarty" and together with CRL III and CRP Investment, the "Purchasers") amends that certain Senior Subordinated Note and Securities Purchase Agreement dated as of November 24, 1997 by and between the Company and CRL III, as amended by that certain Amendment dated as of June 29, 1998 ("Amendment No. 1") by and among the Company, CRL III, CRP Investment and Moriarty (as so amended by Amendment No. 1, the "Purchase Agreement").

     WHEREAS, pursuant to the Purchase Agreement and that certain Assignment, Assumption and Consent dated as of January 1, 1998 (the "Assignment Agreement") by and among the Company and the Purchasers, the Company has issued and sold to the Purchasers (i) 12.5% Senior Subordinated Notes due 2004 (the "Notes") of the Company dated November 24, 1997 in the aggregate principal amount of $7,000,000,
(ii) an aggregate of 931,044 shares of Series A Convertible Preferred Stock, par value $.001 per share, of the Company, and (iii) Common Stock Purchase Warrants to purchase up to an aggregate of 972,293 shares of Common Stock, par value $.001 per share, of the Company;

     WHEREAS, pursuant to Section 2.01(c) of the Purchase Agreement, the Purchasers remain obligated to purchase additional Notes (a) on December 31, 1998 such that the aggregate amount of outstanding Notes issued on December 31, 1998 is equal to a minimum of $3,000,000 Less the Maximum Cumulative Liability
                                         ----
(as such term is defined in the CRL III Guaranty), and (b) on May 31, 1999 such that the aggregate amount of outstanding Notes issued on December 31, 1998 and May 31, 1999 is equal to a minimum of $3,000,000 less the Maximum Cumulative
                                                 ----
Liability (as such term is defined in the CRL III Guaranty).

     WHEREAS, (i) the Company and the Bank have entered into a Credit Agreement dated as of the date hereof (the "Loan Agreement"), pursuant to which the Bank has agreed, subject to the terms and conditions set forth therein, to establish a credit facility in the original aggregate principal amount of $10,000,000 in favor of the Company, and (ii) as contemplated by the Credit Agreement, CRL III has executed a Limited Guaranty dated the date hereof (the "CRL III Guaranty") in favor of the Bank, pursuant to which CRL III has agreed to guarantee certain obligations of the Company under the Loan Agreement; and

     WHEREAS, as a condition to the Loan Agreement and in connection with the consummation of the transactions contemplated thereby, the parties hereto desire to amend the Purchase Agreement as hereinafter set forth.

     NOW THEREFORE, in consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

1.   Amendment of Purchase Agreement.
     -------------------------------

     1.01. Section 1.01 of the Purchase Agreement shall be amended by deleting in their entirety the following definitions: "CRL Guarantees," "EFT Financing," "Fixed Assets," "Guaranty Amount," "Interest Expense," "Net Income," "Net Loss" and "Total Funded Debt."

     1.02. Section 1.01 of the Purchase Agreement shall be further amended by amending the definitions of "EBITDA" and "Senior Debt" to read in their entirety as follows and by adding the following other defined terms:

            "Adjusted Current Assets" shall mean, as of any date of
             -----------------------
     determination, the sum of (i) cash and cash equivalents and (ii) the Maximum Cumulative Liability (as defined under the CRL III Guaranty) plus the amount of the CRL Subordinated Creditors' aggregate unfunded commitment obligations under Section 2.02(c) of this Agreement and (iii) Net Accounts Receivable.

            "Adjusted Current Liabilities" shall mean, as of any date of
             ----------------------------
     determination, (i) current liabilities (as determined in accordance GAAP consistently applied) less (ii) Deferred Revenue.

            "Adjusted EBITDA" shall mean, as of any date of determination,
             ---------------
     EBITDA for the twelve (12) month period ending on such date minus the sum of (i) those amounts attributable to Capital Expenditures during such twelve (12) month period, which such amounts have not been incurred in violation of Section 5.27 of the Loan Agreement, and (ii) all taxes due or payable with respect to such twelve (12) month period.

            "Bank" means and shall include Fleet National Bank, a national
             ----
     banking association, and its successors and assigns.

            "Capital Expenditures" shall mean expenditures which are properly
             --------------------
     chargeable to capital account under GAAP (including Capital Leases).

            "CRL III Guaranty" shall mean that certain Limited Guaranty dated as
             ----------------
     of August 20, 1998 executed by CRL III in favor of the Bank, pursuant to which CRL III has agreed to guarantee certain obligations of the Company under the Loan Agreement.

            "Debt Service" shall mean, as at any date of determination, the sum
             ------------
     of (i) consolidated interest expense of the Company and its Subsidiaries for the twelve month period ending on such date, plus (ii) schedule principal payments on long term debt (including, without limitation, all Indebtedness of the Company to the Bank and the Purchasers) for the twelve month period commencing on the date following such date of determination, plus (iii) any amounts paid by the Company in respect of the Deferred Facility Fee (as such term is defined in the Loan Agreement) during the twelve month period ending on such date, all as determined in accordance with GAAP consistently applied.

            "Deferred Revenue" shall mean all liabilities of the Company under
             ----------------
     subscription contracts, which under GAAP consistently applied are recorded as deferred revenues.

            "EBITDA" shall mean, as of any date of determination, the sum of the
             ------
     consolidated pre-tax earnings of the Company and its Subsidiaries, plus to
                                                                        ----
     the extent deducted in calculating pre-tax earnings, consolidated depreciation, amortization and interest expense of the Company and its Subsidiaries.

            "Loan Agreement" shall mean that certain Credit Agreement dated as
             --------------
     of August 20, 1998 by and between the Company and the Bank, as from time to time amended and in effect between the parties thereto.

            "Net Accounts Receivable" shall mean, as of any date of
             -----------------------
     determination, the consolidated accounts receivable of the Company less all applicable reserves (in each case, as determined in accordance with GAAP consistently applied).

            "Net Intangible Assets" shall mean the total book value of all
             ---------------------
     assets of the Company and its Subsidiaries which would be treated as intangible assets under GAAP, including without limitation, such items as goodwill, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and right with respect to the foregoing.

            "Renewal Rate" shall mean as of any date of determination, the
             ------------
     percentage of the Company's and its Subsidiaries' customers whose subscriptions come up for renewal during the relevant fiscal year that renew their subscriptions with the Company and/or its Subsidiaries, on terms no less favorable than those terms generally being offered by the Company and its Subsidiaries at the time of each such renewal.

            "Senior Debt" means (i) all Indebtedness for Money Borrowed of the
             -----------
     Company and any of its Subsidiaries from the Bank pursuant to the Loan Agreement or from other banks or institutional lenders, including any extensions or renewals thereof, whether outstanding on the date hereof or hereafter created or incurred, which is not by its terms subordinate and junior to the Notes and which is disclosed on the Financial Statements or is permitted by this Agreement at the time it is created or incurred, (ii) all Indebtedness for Money Borrowed of the Company and any of its Subsidiaries incurred to refinance any of the Indebtedness for Money Borrowed referred to in item (i) above, where the security securing such Indebtedness is substantially the same security as that securing the Indebtedness for Money Borrowed being refinanced, (iii) all obligations of the Company and any of its Subsidiaries under Capital Leases which are permitted by this Agreement at the time they are incurred and (iv) all guarantees by the Company and any of its Subsidiaries which are not by their terms subordinate and junior to the Notes and which are permitted hereby at the time they are made of Indebtedness of any Subsidiary if such Indebtedness would have been Senior Debt pursuant to the provisions of clause (i), (ii) or (iii) of this sentence had it been Indebtedness of the Company.

            "Tangible Capital Base" shall mean, as of any date of determination,
             ---------------------
     the sum of (i) stockholders' equity (as determined in accordance with GAAP consistently applied), (ii) Subordinated Debt and (iii) the Maximum Cumulative Liability (as defined under the CRL III Guaranty) plus the amount of the CRL Subordinated Creditors' aggregate unfunded commitment obligations under Section 2.02(c) of the CRL Purchase Agreement less Net Intangible Assets, provided, however, that the database assets, to the extent under GAAP they are included as net intangible assets, shall not be included as Net Intangible Assets.

     1.03. Section 2.02(c) of the Purchase Agreement is hereby amended to read in its entirety as follows:

            (c)(i) The purchase and sale of up to an additional $3,000,000 aggregate principal amount of Notes shall take place at a closing (the "Second Takedown Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, at 10:00 a.m. local time on December 31, 1998 (the "Second Takedown Closing Date"), upon written notice (the "Second Takedown Notice") given by the Company to the Purchasers at least twenty (20) days prior to the Second Takedown Closing Date. Such Second Takedown Notice shall specify the aggregate principal amount (the "Second Takedown Principal") of the Notes to be issued and sold at such Second Takedown Closing, which Second Takedown Principal shall not exceed $3,000,000 less the Maximum Cumulative
                                                    ----
     Liability (as such term is defined in the CRL III Guaranty) of CRL III under the CRL III Guaranty as of the Second Takedown Closing Date. At the Second Takedown Closing, the Company will issue and sell to each Purchaser and each purchaser shall have the obligation to purchase a single Note, dated the Second Takedown Closing Date, in the principal amount equal to such Purchaser's Pro Rata Share (as such term is defined in the Assignment Agreement) of the Second Takedown Principal, against receipt of funds by wire transfer to an account or accounts designated by the Company prior to such Second Takedown Closing in the amount of such Purchaser's Pro Rata Share of the Second Takedown Principal, in payment of the purchase price for such Note ; and (ii) the purchase and sale of up to an additional $3,000,000 aggregate principal amount of Notes shall take place at a closing (the "Third Takedown Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, at 10:00 a.m. local time on May 31, 1999 (the "Third Takedown Closing Date"), upon written notice (the "Third Takedown Notice") given by the Company to the Purchasers at least twenty (20) days prior to the Third Takedown Closing Date. Such Third Takedown Notice shall specify the aggregate principal amount (the "Third Takedown Principal") of the Notes to be issued and sold at such Third Takedown Closing, which Third Takedown Principal, when aggregated with the Second Takedown Principal, shall not exceed $3,000,000 less the Maximum Cumulative Liability (as such
                                 ----
     term is defined in the CRL III Guaranty) of CRL III under the CRL III Guaranty as of the Third Takedown Closing Date. At the Third Takedown Closing, the Company will issue and sell to each Purchaser and each purchaser shall have the obligation to purchase a single Note, dated the Third Takedown Closing Date, in the principal amount equal to such Purchaser's Pro Rata Share (as such term is defined in the Assignment Agreement) of the Third Takedown Principal, against receipt of funds by wire transfer to an account or accounts designated by the Company prior to such Third Takedown Closing in the amount of such Purchaser's Pro Rata Share of the Third Takedown Principal, in payment of the purchase price for such Note. The First Takedown Closing, the Second Takedown Closing and the Third Takedown Closing are sometimes herein referred to individually as a "Takedown Closing" and collectively as the "Takedown Closings").

     1.04. Section 2.12 of the Purchase Agreement is hereby amended to read in its entirety as follows:

            2.12.  Subordination.  The Indebtedness evidenced by the Notes and
                   -------------
     the rights and remedies of the Purchasers under this Agreement shall be subordinate and junior to certain Indebtedness of the Company to the Bank in the manner and to the extent provided in the Subordination and Intercreditor Agreement dated as of August 20, 1998 by and among the Bank, the Company and the Purchasers (the "Subordination Agreement").

     1.05. Section 7.01(m) of the Purchase Agreement is hereby amended to read in its entirety as follows:

            (m)    Minimum Annual Revenue.  The consolidated revenues of the
                   ----------------------
     Company and its Subsidiaries shall not be less than the amounts set forth below as of the end of each fiscal period set forth below:

                    Period                         Minimum Annual Revenue
                    ------                         ----------------------

     January 1, 1998 to December 31, 1998         $ 5,850,000
     January 1, 1999 to December 31, 1999         $13,500,000
     January 1, 2000 to December 31, 2000         $27,000,000

     1.06. Section 7.01(n) of the Purchase Agreement is hereby amended to read in its entirety as follows:

            (n)    Minimum Quick Ratio.  The ratio of (a) consolidated Adjusted
                   -------------------
     Current Assets to (b) consolidated Adjusted Current Liabilities shall not be less than 1.50 to 1.0 as at the end of each three (3) month period ending on each fiscal quarter commencing with the fiscal quarter ending June 30, 1998.

     1.07. Section 7.01(o) of the Purchase Agreement is hereby amended to read in its entirety as follows:

            (o)    Minimum Tangible Capital Base. The Tangible Capital Base
                   -----------------------------
     shall not be less than the amounts set forth below at the end of each three
     (3) month fiscal period set forth below:

                    Period                         Minimum Tangible Capital Base
                    ------                         -----------------------------
     July 1, 1998 to September 30, 1998           $4,770,000
     October 1, 1998 to December 31, 1998         $4,140,000
     January 1, 1999 to March 31, 1999            $2,520,000
     April 1, 1999 to June 30, 1999               $1,350,000
     July 1, 1999 to September 30, 1999           $  585,000
     October 1, 1999 to December 31, 1999         $  200,000

            In addition, for the three (3) month quarterly fiscal period ending after March 31, 2000, and for each three (3) month quarterly fiscal period ending thereafter, the Borrower and its Subsidiaries shall have a Tangible Capital Base of not less than $495,000.

     1.08. Section 7.01(p) of the Purchase Agreement is hereby amended to read in its entirety as follows:

            (p)    Debt Service Coverage.  The ratio of (a) consolidated
                   ---------------------
     Adjusted EBITDA to (b) consolidated Debt Service of the Company and its Subsidiaries shall not be less than 1.10 to 1.0 at the end of each twelve
     (12) month period ending on each fiscal quarter commencing with the fiscal quarter ending December 31, 1999; provided, however, that Adjusted EBITDA
                                        --------  -------
     for the twelve (12) month period ending December 31, 1999 shall be based upon the annualized nine (9) month period commencing April 1, 1999 and ending December 31, 1999.

     1.09. Section 7.01(q) of the Purchase Agreement is hereby amended to read in its entirety as follows:

            (q)    Maximum Quarterly Net Losses; Minimum Income.  The Company
                   --------------------------------------------
     and its Subsidiaries shall not, during each three (3) month quarterly fiscal period set forth below, have a consolidated net loss (denoted in parentheses) (as determined in accordance with GAAP consistently applied) in excess of the amount set forth opposite such three (3) month fiscal period:

                    Period                         Maximum Consolidated Net Loss
                    ------                         -----------------------------

     July 1, 1998 to September 30, 1998          *($1,650,000)
     October 1, 1998 to December 31, 1998        *($1,100,000)
     January 1, 1999 to March 31, 1999           *($2,200,000)
     April 1, 1999 to June 30, 1999              *($1,925,000)
     July 1, 1999 to September 30, 1999          *($1,375,000)
     October 1, 1998 to December 31, 1999        *  ($550,000)

* Less than or equal to

          In addition, for each three (3) month quarterly fiscal period ending after December 31, 1999, the Company and its Subsidiaries shall have positive consolidated net income (as determined in accordance with generally accepted accounting principles consistently applied) of not less than $1.00.

     1.10. Section 7.01(r) of the Purchase Agreement is hereby amended to read in its entirety as follows:

            (r)    Renewal Rate.  The consolidated Company's Renewal Rate shall
                   ------------
     not be less than eighty percent (70%) as of the end of each twelve (12) month period ending on each fiscal year of the Company, commencing with the fiscal year ending December 31, 1998.

     1.11. Section 7.02(b) of the Purchase Agreement is hereby amended to read in its entirety as follows:

            (b) Indebtedness. Without the prior written consent of the Purchasers, create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any liability with respect to Indebtedness except for (1) up to $12,500,000 in the aggregate (exclusive of interest, fees, expenses, costs, protective advances and other amounts which may be added to principal under the Loan Agreement) in Senior Debt, (2) current liabilities, other than for Indebtedness for Money Borrowed, which are incurred in the ordinary course of business, (3) purchase money security interests securing the purchase of equipment to be used in connection with the business of the Company and its Subsidiaries, and (5) the Notes, provided that the incurrence of all such Indebtedness does not result in the Company's or any Subsidiary's failure to comply with any of the provisions of Article VII hereof.

     1.12. Section 7.02(l) of the Purchase Agreement is hereby amended to read in its entirety as follows:

            (l)    Capital Expenditures.  Make, or permit any Subsidiary to
                   --------------------
     make or incur, Capital Expenditures in an aggregate amount in excess of $1,650,000 in fiscal year 1998, and $1,100,000 in any fiscal year thereafter.

     1.13. Section 7.03(e) of the Purchase Agreement is hereby amended to read in its entirety as follows:

           (e) at the time of delivery of each monthly and annual statement, a certificate, executed by the chief financial officer of the Company, stating that such officer has caused this Agreement, the Notes, and the Warrants to be reviewed and has no knowledge of any default by the Company or any Subsidiary in the performance or observance of any of the provisions of this Agreement, the Notes or the Warrants or, if such officer has such knowledge, specifying such default and the nature thereof, and setting forth computations in reasonable detail demonstrating compliance with the provisions of subsections 7.01(m), (n), (o) (p), (q) and (r) and subsections 7.02(b) and (d);

     1.14. Section 7.03(f) of the Purchase Agreement is hereby amended to read in its entirety as follows:

            (f) at the time of delivery of each annual statement, a certificate executed by the Company's independent public accountants, setting forth computations in reasonable detail demonstrating compliance with the provisions of subsections 7.01(m), (n), (o), (p), (q) and (r) and subsections 7.02(b) and (d);

     1.15. Section 8.01(c) of the Purchase Agreement is hereby amended to read in its entirety as follows:

            (c) The Company shall default in the performance of any covenant contained in subsections 7.01(m), (n), (o), (p), (q) and (r) or shall default in the performance of any covenant contained in Section 7.02 for ten (10) consecutive Business days; or

     1.16. The Purchase Agreement is hereby amended to add a new Section 7.02(o) which shall read in its entirety as follows:

            (o)    Prepayments under Loan Agreement.  Without the prior written
                   --------------------------------
     consent of the Purchasers, make any prepayments of principal or interest under the Revolving Credit or the Equipment Line of Credit (as such terms are defined in the Loan Agreement), until such time as all outstanding SBLC Line of Credit Advances (including all SBLC Line of Credit Advances evidenced by the SBLC Line of Credit Term Note) (as such terms are defined in the Loan Agreement) have been repaid to the Bank in full.

     1.17. The Purchase Agreement is hereby amended to add a new Section 7.02(p) which shall read in its entirety as follows:

            (p)    Borrowings under the SBLC Line of Credit.  Without the prior
                   ----------------------------------------
     written consent of the Purchasers, make (i) any requests for SBLC Line of Credit Advances (as such term is defined in the Loan Agreement) pursuant to
     Section 2.04(f) of the Loan Agreement or (ii) any requests of the Bank to issue L/C's (as such term is defined in the Loan Agreement) pursuant to
     Section 2.05(a) of the Loan Agreement.

2.   Consent to Credit Documents.

     The Purchasers hereby consent to the Company entering into the Loan Agreement and the Credit Documents (as such term is defined in the Loan Agreement).

3.   Miscellaneous.

     3.01.  Effect.  The Assignment Agreement shall remain in full force and
            ------
effect and, except as amended hereby, the Purchase Agreement shall remain in full force and effect .

     3.02.  No Waiver.  This Amendment is effective only in the specific
            ---------
instance and for the specific purpose for which it is executed and shall not be considered a waiver or agreement to amend as to any provision of the Purchase Agreement (as amended) in the future.

     3.03.  Defined Terms.  All capitalized terms used but not specifically
            -------------
defined herein shall have the same meanings given such terms in the Purchase Agreement unless the context clearly indicates or dictates a contrary meaning.

     3.04.  Notices.  All notices, requests, demands and other communications
            -------
provided for in this Amendment shall be delivered in compliance with Section
9.03 of the Purchase Agreement.

     3.05.  Costs, Expenses, Taxes.  The Company agrees to pay on demand all
            ----------------------
costs and expenses of the Purchasers in connection with the preparation, execution and delivery of this Amendment and other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Messrs. Testa, Hurwitz & Thibeault, special counsel for the Purchasers.

     3.06.  Governing Law.  This Amendment shall be governed by, and construed
            -------------
and enforced in accordance with, the internal laws of The Commonwealth of Massachusetts.

     3.07.  Seal.  This Amendment is executed as an instrument under seal.
            ----

     3.08.  Counterparts.  This Amendment may be executed in any number of
            ------------
counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Amendment by signing any of such counterparts.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment or have caused it to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         LAW OFFICE INFORMATION SYSTEMS, INC.




                         By: /s/ Kyle D. Parker
                            ----------------------------------------
                            Name: Kyle D. Parker
                            Title: President


                         CAPITAL RESOURCE LENDERS III, L.P.

                         By:  Capital Resource Partners III, L.L.C.
                              Its General Partner


                         By:  /s/ Robert C. Ammerman
                            -----------------------------------------


                         CRP INVESTMENT PARTNERS III, LLC


                         By:  /s/ Robert C. Ammerman
                            -----------------------------------------



                         /s/ Rowland Moriarty
                         --------------------------------------------
                         Rowland Moriarty

                                                                   EXHIBIT 10.18
                                                                         (cont.)

                                                                         1/12/98

                                AMENDMENT NO. 3

     This Amendment No. 3 dated as of November 30, 1998 (this "Amendment") by and among the Company, Capital Resource Lenders III, L.P. ("CRL III"), CRP Investment Partners III, L.L.C. ("CRP Investment") and Rowland Moriarty ("Moriarty" and together with CRL III and CRP Investment, the "Purchasers") amends that certain Senior Subordinated Note and Securities Purchase Agreement dated as of November 24, 1997 by and between the Company and CRL III, as amended by that certain Amendment dated as of June 29, 1998 by and among the Company and the Purchasers and that certain Amendment No. 2 dated as of August 20, 1998 by and among the Company and the Purchasers (as so amended, the "Purchase Agreement").

     WHEREAS, pursuant to the Purchase Agreement and that certain Assignment, Assumption and Consent dated as of January 1, 1998 (the "Assignment Agreement") by and among the Company and the Purchasers, the Company has issued and sold to the Purchasers (i) 12.5% Senior Subordinated Notes due 2004 (the "Notes") of the Company in the aggregate principal amount of $7,000,000, (ii) an aggregate of 931,044 shares of Series A Convertible Preferred Stock, par value $.001 per share, of the Company, and (iii) Common Stock Purchase Warrants to purchase up to an aggregate of 972,293 shares of Common Stock, par value $.001 per share, of the Company;

     WHEREAS, pursuant to Section 2.02(c) of the Purchase Agreement, the Purchasers remain obligated to purchase additional Notes at separate Takedown Closings; and

     WHEREAS, the Company and the Purchasers desire to amend Sections 1.01 and 2.02(c) of the Purchase Agreement as hereinafter set forth.

     NOW THEREFORE, in consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

1.   Amendment of Purchase Agreement.
     -------------------------------


     1.01. Section 1.01 of the Purchase Agreement shall be amended to delete in its entirety the definition of "Second Takedown Notice" and by adding the following definitions:

            "Fourth Takedown Closing" shall have the meaning assigned to that
             -----------------------
     term in Section 2.02(c).

            "Fourth Takedown Closing Date" shall have the meaning assigned to
             ----------------------------
     that term in Section 2.02(c).

            "Fourth Takedown Notice" shall have the meaning assigned to that
             ----------------------
     term in Section 2.02(c).

            "Fourth Takedown Principal" shall have the meaning assigned to that
             -------------------------
     term in Section 2.02(c).

            "Third Takedown Closing" shall have the meaning assigned to that
             ----------------------
     term in Section 2.02(c).

            "Third Takedown Closing Date" shall have the meaning assigned to
             ---------------------------
     that term in Section 2.02(c).

            "Third Takedown Principal" shall have the meaning assigned to that
             ------------------------
     term in Section 2.02(c).

     1.02. Section 2.02(c) of the Purchase Agreement is hereby amended to read in its entirety as follows:

               (c)(i) The purchase and sale of up to an additional $500,000 aggregate principal amount of Notes (the "Second Takedown Principal") shall take place at a closing (the "Second Takedown Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, at 10:00 a.m. local time on November 30, 1998 (the "Second Takedown Closing Date"). At the Second Takedown Closing, the Company will issue and sell to each Purchaser and each Purchaser shall have the obligation to purchase a single Note, dated the Second Takedown Closing Date, in the principal amount equal to such Purchaser's Pro Rata Share (as such term is defined in the Assignment Agreement) of the Second Takedown Principal, against receipt of funds by wire transfer to an account or accounts designated by the Company prior to such Second Takedown Closing in the amount of such Purchaser's Pro Rata Share of the Second Takedown Principal, in payment of the purchase price for such Note; (ii) The purchase and sale of up to an additional $500,000 aggregate principal amount of Notes (the "Third Takedown Principal") shall take place at a closing (the "Third Takedown Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, at 10:00 a.m. local time on December 15, 1998 (the "Third Takedown Closing Date"). At the Third Takedown Closing, the Company will issue and sell to each Purchaser and each Purchaser shall have the obligation to purchase a single Note, dated the Third Takedown Closing Date, in the principal amount equal to such Purchaser's Pro Rata Share (as such term is defined in the Assignment Agreement) of the Third Takedown Principal, against receipt of funds by wire transfer to an account or accounts designated by the Company prior to such Third Takedown Closing in the amount of such Purchaser's Pro Rata Share of the Third Takedown Principal, in payment of the purchase price for such Note; and (iii) The purchase and sale of up to an additional $2,000,000 aggregate principal amount of Notes shall take place at a closing (the "Fourth Takedown Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, at 10:00 a.m. local time on May 31, 1999 (the "Fourth Takedown Closing Date"), upon written notice (the "Fourth Takedown Notice") given by the Company to the Purchasers at least twenty (20) days prior to the Fourth Takedown Closing Date.

     Such Fourth Takedown Notice shall specify the aggregate principal amount (the "Fourth Takedown Principal") of the Notes to be issued and sold at such Fourth Takedown Closing, which Fourth Takedown Principal shall not exceed $2,000,000 less the Maximum Cumulative Liability (as such term is
                       ----
     defined in the CRL III Guaranty) of CRL III under the CRL III Guaranty as of the Fourth Takedown Closing Date. At the Fourth Takedown Closing, the Company will issue and sell to each Purchaser and each Purchaser shall have the obligation to purchase a single Note, dated the Fourth Takedown Closing Date, in the principal amount equal to such Purchaser's Pro Rata Share (as such term is defined in the Assignment Agreement) of the Fourth Takedown Principal, against receipt of funds by wire transfer to an account or accounts designated by the Company prior to such Fourth Takedown Closing in the amount of such Purchaser's Pro Rata Share of the Fourth Takedown Principal, in payment of the purchase price for such Note. The First Takedown Closing, the Second Takedown Closing, the Third Takedown Closing and the Fourth Takedown Closing are sometimes herein referred to individually as a "Takedown Closing" and collectively as the "Takedown Closings").

2.   Miscellaneous.

     2.01.  Effect.  The Assignment Agreement shall remain in full force and
            ------
effect and, except as amended hereby, the Purchase Agreement shall remain in full force and effect.

     2.02.  No Waiver.  This Amendment is effective only in the specific
            ---------
instance and for the specific purpose for which it is executed and shall not be considered a waiver or agreement to amend as to any provision of the Purchase Agreement (as amended) in the future.

     2.03.  Defined Terms.  All capitalized terms used but not specifically
            -------------
defined herein shall have the same meanings given such terms in the Purchase Agreement unless the context clearly indicates or dictates a contrary meaning.

     2.04.  Notices.  All notices, requests, demands and other communications
            -------
provided for in this Amendment shall be delivered in compliance with Section
9.03 of the Purchase Agreement.

     2.05.  Costs, Expenses, Taxes.  The Company agrees to pay on demand all
            ----------------------
costs and expenses of the Purchasers in connection with the preparation, execution and delivery of this Amendment and other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Messrs. Testa, Hurwitz & Thibeault, special counsel for the Purchasers.

     2.06.  Governing Law.  This Amendment shall be governed by, and construed
            -------------
and enforced in accordance with, the internal laws of The Commonwealth of Massachusetts.

     2.07.  Seal.  This Amendment is executed as an instrument under seal.
            ----

     2.08.  Counterparts.  This Amendment may be executed in any number of
            ------------
counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Amendment by signing any of such counterparts.


                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or have caused it to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         Law Office Information Systems, Inc.




                         By: /s/ Kyle D. Parker
                            ----------------------------------------
                            Name: Kyle D. Parker
                            Title: President


                         CAPITAL RESOURCE LENDERS III, L.P.

                         By:  Capital Resource Partners III, L.L.C.
                              Its General Partner


                         By: /s/ Robert C. Ammerman
                            ----------------------------------------


                         CRP INVESTMENT PARTNERS III, LLC


                         By: /s/ Robert C. Ammerman
                            ----------------------------------------


                         /s/ Rowland Moriarty
                         -------------------------------------------
                         Rowland Moriarty

                                                                   Exhibit 10.18
                                                                         (cont.)


                                AMENDMENT NO. 5

     This Amendment No. 5 dated as of May 25, 1999 (this "Amendment") by and among the Company, Capital Resource Lenders III, L.P. ("CRL III"), CRP Investment Partners III, L.L.C. ("CRP Investment") and Rowland Moriarty ("Moriarty" and together with CRL III and CRP Investment, the "Purchasers") amends that certain Senior Subordinated Note and Securities Purchase Agreement dated as of November 24, 1997 by and between the Company and CRL III, as amended by that certain Amendment dated as of June 29, 1998, that certain Amendment No. 2 dated as of August 20, 1998, that certain Amendment No. 3 dated as of November 30, 1998 and that certain Amendment No. 4 dated as of January 29, 1999, all by and among the Company and the Purchasers (as so amended, the "Purchase Agreement").

     WHEREAS, pursuant to the Purchase Agreement and that certain Assignment, Assumption and Consent dated as of January 1, 1998 by and among the Company and the Purchasers, the Company has issued and sold to the Purchasers (i) 12.5% Senior Subordinated Notes due 2004 of the Company dated November 24, 1997 in the aggregate principal amount of $10,000,000 (the "Notes"), (ii) an aggregate of 931,044 shares of Series A Convertible Preferred Stock, par value $.001 per share, of the Company, and (iii) Common Stock Purchase Warrants to purchase up to an aggregate of 972,293 shares of Common Stock, par value $.001 per share, of the Company;

     WHEREAS, the Company requested that the Purchasers amend certain provisions of the Purchase Agreement and that the Purchasers waive the Company's obligation to comply with certain financial covenants set forth in the Purchase Agreement; and

     WHEREAS, the Purchasers are willing to amend and waive certain provisions of the Purchase Agreement, on the terms and conditions more fully set forth in this Amendment.

     NOW THEREFORE, in consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

1.   Amendment of Purchase Agreement.
     -------------------------------

     1.01. Section 1.01 of the Purchase Agreement shall be amended by amending the definitions of "Change of Control", "Qualified IPO" and "Senior Debt" to read in their entirety as follows:

           "Change of Control" means any of the following:

               (i) any person other than Kyle D. Parker or a Person controlled by Kyle D. Parker at any time becomes the beneficial owner, directly or indirectly and whether as a result of issuances, redemptions or repurchases by the Company of Common Stock or transfers of Common Stock by stockholders of the Company, of Common Stock representing 50% or more of the combined voting power with respect to the election of directors of the Company represented by all then outstanding Common Stock of the Company;

               (ii) the Company consolidates with, or merges with or into, another person, sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets directly or indirectly to any Person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Common Stock of the Company is converted into or exchanged for cash, securities, equity interests or other property and immediately after such transaction the persons who were the beneficial owners of the outstanding Common Stock of the Company immediately prior to such transaction are not the beneficial owners, directly or indirectly, of more than 50% of the combined voting power represented by all then outstanding common stock of the surviving or transferee Person; or

               (iii) the Company or any of its Subsidiaries purchase, lease or otherwise acquire assets of any Person or Persons, in one or a series of related transactions, for consideration consisting in whole or in part of Common Stock, Convertible Securities or Rights and the number of shares of Common Stock issued by the Company (including all shares issuable or purchasable upon exercise of all such Convertible Securities and Rights) in such transaction is equal to 50% or more of the number of fully diluted shares of Common Stock outstanding immediately prior to such transaction (or the first of such transactions).

           "Qualified IPO" means a firm commitment underwritten public offering of shares of the Company's Common Stock in which (i) the aggregate proceeds to the Company in such underwritten public offering equals or exceeds $20,000,000, and (ii) the per share price of Common Stock offered for sale in such offering is at least $6.4444 (as adjusted for stock splits, dividends, recapitalizations and the like).

           "Senior Debt" means (i) all Indebtedness for Money Borrowed of the
            -----------
     Company and any of its Subsidiaries from the Bank pursuant to the Loan Agreement or from other banks or institutional lenders, including any extensions or renewals thereof, whether outstanding on the date hereof or hereafter created or incurred, which is not by its terms subordinate and junior to the Notes at the time it is created or incurred, (ii) all Indebtedness for Money Borrowed of the Company and any of its Subsidiaries incurred to refinance any of the Indebtedness for Money Borrowed referred to in item (i) above, where the security securing such Indebtedness is substantially the same security as that securing the Indebtedness for Money Borrowed being refinanced, (iii) all obligations of the Company and any of its Subsidiaries under Capital Leases which are permitted by this Agreement at the time they are incurred and (iv) all guarantees by the Company and any of its Subsidiaries which are not by their terms subordinate and junior to the Notes and which are permitted hereby at the time they are made of Indebtedness of any Subsidiary if such Indebtedness would have been Senior Debt pursuant to the provisions of clause (i), (ii) or (iii) of this sentence had it been Indebtedness of the Company.

     1.02. Section 2.01 of the Purchase Agreement is hereby amended so that all references to the year "2004" shall read "2003" and all references to "September 30, 2004" shall read

"November 30, 2003".

     1.03. Section 2.06(a) of the Purchase Agreement is hereby amended to read in its entirety as follows:

            (a)   Required Redemption. On the stated or accelerated maturity of
                  -------------------
     the Notes, the Company will pay the principal amount of the Notes then outstanding together with all accrued and unpaid interest then due thereon. Except as set forth in subsection 2.06(c), no optional redemption of less than all of the Notes shall affect the obligation of the Company to make the redemption required by this subsection.

     1.04. Section 3.04 of the Purchase Agreement is hereby deleted in its entirety.

     1.05. Section 3.05 of the Purchase Agreement is hereby amended to read in its entirety as follows:

            3.05. Termination Upon Liquidity IPO. The Purchasers' right to
                  ------------------------------
     purchase new Mezzanine Securities set forth in Section 3.03 shall terminate immediately prior to the closing of a Liquidity IPO.

     1.06. Section 7.01 of the Purchase Agreement is hereby amended to read in its entirety as follows:

            7.01. Affirmative Covenants of the Company Other Than Reporting
                  ---------------------------------------------------------
     Requirements.  Without limiting any other covenants and provisions
     ------------
     hereof, the Company covenants and agrees that, as long as any of the Notes are outstanding and, thereafter, only in the case of Section 7.01(f), as long as at least fifty percent (50%) of the Preferred Shares are outstanding, it will perform and observe the following covenants and provisions and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such
     Subsidiary:

                  (a)  Punctual Payment. Pay the principal of, premium, if any,
                       ----------------
     and interest on each of the Notes at the times and place and in the manner provided in the Notes and herein.

                  (b)  Payment of Taxes and Trade Debt. Pay and discharge, and
                       -------------------------------
     cause each Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company or the Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto. Pay and cause each Subsidiary to pay, when due, or in conformity with customary trade terms, all lease obligations, all trade debt, and all other Indebtedness incident to the operations of the Company or the Subsidiaries, except such as are being contested in good faith and by appropriate proceedings if the Company or the Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto.

               (c)  Maintenance of Insurance. Maintain, and cause each
                    ------------------------
     Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates, and in any event in amounts sufficient to prevent the Company or such Subsidiary from becoming a co-insurer.

               (d)  Preservation of Corporate Existence. Preserve and maintain,
                    -----------------------------------
     and cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties, except where the failure to remain so qualified would not, either individually or in the aggregate, have a Material Adverse Effect; provided, however, that nothing herein contained shall prevent any merger, consolidation or transfer of assets permitted by subsection 7.02(e). Preserve and maintain, and cause each Subsidiary to preserve and maintain, all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and necessary to the conduct of its business.

               (e)  Compliance with Laws. Comply, and cause each Subsidiary to
                    --------------------
     comply, with all applicable laws, rules, regulations and orders of any governmental authority, the noncompliance with which could have a Material Adverse Effect.

               (f)  Inspection Rights. At any reasonable time and from time to
                    -----------------
     time and upon prior written notice, permit the Purchasers or any of their agents or representatives to examine and make copies of and extracts from the records and books of account of, and visit and inspect the properties of, the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of their officers or directors and independent accountants. If an Event of Default then exists, all reasonable out-of-pocket expenses of the Purchasers (or their agents or representatives), the Company or any Subsidiary incurred in connection with such inspection rights shall be borne by the Company.

               (g)  Keeping of Records and Books of Account. Keep, and cause
                    ---------------------------------------
     each Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all financial transactions of the Company and each Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

               (h)  Maintenance of Properties, Etc.  Maintain and preserve, and
                    ------------------------------
     cause each Subsidiary to maintain and preserve, all of its properties, necessary or useful in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted.

               (i)  Compliance with ERISA. Comply, and cause each Subsidiary to
                    ---------------------
     comply, with all minimum funding requirements applicable to any pension or other employee benefit or employee contribution plans which are subject to ERISA or to the Code, and comply, and cause each Subsidiary to comply, in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. Neither the Company nor any Subsidiary will permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company or any Subsidiary.

               (j)  Attendance at Board Meetings. At any time at which a nominee
                    ----------------------------
     of the Purchasers is not a member of the Board or any committee of the Board as provided in this Agreement and the Amended and Restated Stockholders Agreement dated as of May ___, 1999 (as the same may be amended, modified or supplemented from time to time, the "Amended and Restated Stockholders Agreement") among the Company, the Purchasers and the other parties thereto, permit the Purchasers or their designee to have one observer attend each meeting of the Board and any committee thereof. The Company will send to the Purchasers and their designee the notice of the time and place of any such meeting in the same manner and at the same time as notice is sent to the directors or committee members, as the case may be; provided, however, that the Purchasers and their designee shall always received at least ten (10) days prior notice of any meeting which is not an emergency meeting and at least three (3) Business Days' notice of any emergency meeting. The Company shall also provide to the Purchasers copies of all notices, reports, minutes, consents and other documents at the time and in the manner as they are provided to the Board or committees. The Company shall reimburse the Purchasers for all reasonable costs incurred by the Purchasers or their designee in connection with traveling to and from and attending meetings of the Board and committees. Any observer who attends any meetings of the Board or committees thereof, as a condition to his or her right to attend such meetings, shall execute and comply with an agreement with the Company containing such restrictions on the use or disclosure of confidential information and similar matters as the Company may reasonably request.

               (k)  Payment of Senior Debt by the Purchasers. In the event that
                    ----------------------------------------
     any default occurs in the payment of the principal of or any interest on any Senior Debt and such default shall continue for a period of thirty (30) days (or such shorter period as is necessary in order to permit the Purchasers to act pursuant to this subsection prior to any acceleration of such Senior Debt) without waiver or forbearance by the lender of such Senior Debt, permit the Purchasers, on behalf of the Company, to cure such default, to prepay in full any such Senior Debt or to purchase such Senior Debt, upon terms and conditions set forth in the Subordination Agreement.

               (l)  Minimum Annual Revenue. The consolidated revenues of the
                    ----------------------
     Company and its Subsidiaries shall not be less than the amounts set forth below as of the end of each fiscal period set forth below:

                        Period                  Minimum Annual Revenue
                        ------                  ----------------------

      January 1, 1999 to December 31, 1999           $ 7,500,000
      January 1, 2000 to December 31, 2000           $15,000,000
      January 1, 2001 to December 31, 2001           $25,000,000

     1.07. Section 7.02 of the Purchase Agreement is hereby amended to read in its entirety as follows:

           7.02. Negative Covenants of the Company. Without limiting any other covenants and agrees that, until repayment in full of the aggregate outstanding principal balance of the Notes together with all interest and premium, if any, due thereon, it will comply with and observe the following covenants and provisions, and will cause each Subsidiary to comply with and observe such of the following covenants and provisions as are applicable to such Subsidiary, and will not:

                 (a)  Liens.  Create, incur, assume or suffer to exist, or
                      -----
     permit any Subsidiary to create, incur, assume or suffer to exist, any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance (including the lien or retained security title of a conditional vendor) of any nature, upon or with respect to any of its properties, now owned or hereafter acquired, or assign or otherwise convey any right to receive income, except that the foregoing restrictions shall not apply to mortgages, deeds of trust, pledges, liens, security interests or other charges or encumbrances (collectively, "Permitted Liens"):

                 (i) for taxes, assessments or governmental charges or levies on property of the Company or any Subsidiary if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

                 (ii) imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business;

                 (iii) arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                 (iv) securing the performance of bids, tenders, contracts (other than for the repayment of borrowed money), statutory obligations and surety bonds;

                 (v) in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property which do not materially detract from its value or impair its use;

                 (vi) arising by operation of law in favor of the owner or sublessor of leased premises and confined to the property rented;

                 (vii) arising from any litigation or proceeding which is being contested in good faith by appropriate proceedings, provided, however, that no execution or levy has been made;

                 (viii) described on Exhibit 6.07 which secure the Indebtedness
                                     ------------
          set forth on Exhibit 6.08B, provided that no such lien is extended to
                       -------------
          cover other or different property of the Company or any Subsidiary;
          and

                 (ix) liens on the accounts receivable of the Company which secure Indebtedness permitted by Section 7.02(b).

                 (b)    Indebtedness.  Without the prior written consent of the
                        ------------
     Purchasers, create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any liability with respect to Indebtedness except for (1) up to $12,500,000 in the aggregate (exclusive of interest, fees, expenses, costs, protective advances and other amounts which may be added to principal under any applicable loan agreement) in Senior Debt, (2) current liabilities, other than for Indebtedness for Money Borrowed, which are incurred in the ordinary course of business, (3) purchase money security interests securing the purchase of equipment to be used in connection with the business of the Company and its Subsidiaries, and (4) the Notes.

                 (c)    Lease Obligations. Become obligated to pay rent under
                        -----------------
     any leases or other rental arrangements (other than Capital Leases) under which the amount of the aggregate lease or other payments under all such agreements or arrangements exceeds $150,000 on a consolidated basis for any twelve-month period.

                 (d)    Assumptions or Guaranties of Indebtedness of Other
                        --------------------------------------------------
     Persons. Assume, guarantee, endorse or otherwise become directly or
     -------
     contingently liable on, or permit any Subsidiary to assume, guarantee, endorse or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any Indebtedness of any other Person, except for guarantees by endorsement of negotiable instruments for deposit or collection in the ordinary course of business and except by the Company with respect to any Indebtedness of any Subsidiary which is permitted by this Agreement.

                 (e)    Mergers, Sale of Assets, Etc.  Without the prior written
                        ----------------------------
     consent of the Purchasers (i) merge or consolidate with any other Person, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) all, or substantially all, of its assets (whether now owned or hereinafter acquired), or dissolve, liquidate or wind-up its business or affairs or otherwise terminate or permit the termination of its legal existence, except that any wholly-owned Subsidiary may merge into or consolidate with or transfer assets to the Company or any wholly-owned Subsidiary, or (ii) sell, transfer, convey, mortgage, pledge or otherwise dispose of or encumber any of their respective properties (including any property consisting of an equity interest or other investment or interest in any Subsidiary), except for (A) sales of property in the ordinary course of business, consistent with past practices, in arm's length transactions with non-Affiliates, (B) encumbrances of assets on customary terms and consistent with past practices to secure Indebtedness permitted by paragraph (b) of this Section 7.02, and (C) the sale of property not permitted by subclause (A) or (B) of this clause if such sale is to a non-Affiliate of the Company, is at a price not less than fair market value and the aggregate sale price for such sale and all other sales (whether or nor related) during any single fiscal year made in reliance on this subclause
     (C) does not exceed $1,000,000, provided that at least 50% of the net proceeds from any such dispositions in excess of $250,000 during any single fiscal year are applied to reduce outstanding Indebtedness.

               (f)   Investments in Other Persons.  Without the prior written
                     ----------------------------
     consent of the Purchasers, make or permit any Subsidiary to make, any loan or advance to any Person, or purchase, otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, any capital stock, assets or other property of, obligations of, or any interest in, any Person, except:

               (i) investments by the Company or a Subsidiary in evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition;

               (ii) investments by the Company or a Subsidiary in certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $100,000,000 and whose parent holding company has long-term debt rated Aa1 or higher, and whose commercial paper (if rated) is rated Prime 1 by Moody's Investors Service, Inc.;

               (iii) loans or advances from a Subsidiary to the Company or from the Company to a Subsidiary;

               (iv) investments by the Company or a Subsidiary in the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition;

               (v) advances to employees for travel or relocation in accordance with the ordinary course of business; and

               (vi) acquisitions or assets, capital stock or other property which individually and in the aggregate are not material to the Company or such Subsidiary (assets, capital stock and other property with a fair market value of less than $250,000 acquired in any one-year period in the aggregate shall not be deemed "material"); provided, however, that each such acquisition can be made in compliance with the other terms of this Agreement, including, without limitation, Section 7.02(l).

               (g)   Distributions.  Without the prior written consent of the
                     -------------
     Purchasers, declare or pay any dividends, purchase, redeem, retire, or otherwise acquire for value any of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or permit any Subsidiary to do any of the foregoing (such transactions being hereinafter referred to as "Distributions"); provided, however, that nothing herein contained shall prevent:

               (i) the Company from effecting a stock split or declaring or paying any dividend consisting of shares of any class of Common Stock to the holders of shares of such class of Common Stock, provided that such stock split or dividend is effected equally across all classes of Common Stock, or

                (ii) any Subsidiary from declaring or making payment of cash and stock dividends, returns of capital or distributions of assets to the Company;

     if in the case of any such transaction the Distribution can be made in compliance with the other terms of this Agreement.

               (h)   Dealings with Affiliates. Without the prior written consent
                     ------------------------
     of the Purchasers, enter or permit any Subsidiary to enter into any transaction with any holder of any class of capital stock of the Company, or any member of their families or any corporation or other entity in which any one or more of such stockholders or members of their immediate families directly or indirectly holds any class of capital stock; provided, however, that this Section 7.02(h) shall not apply to any transaction which is governed by Section 7.02(m) or to the sale of goods or services in the ordinary course of business.

               (i)   Maintenance of Ownership of Subsidiaries.  Sell or other-
                     ----------------------------------------
     wise dispose of any shares of capital stock of any Subsidiary, except to the Company or another Subsidiary, or permit any Subsidiary to issue, sell or otherwise dispose of any shares of its capital stock or the capital stock of any Subsidiary, except to the Company or another Subsidiary, provided, however, that nothing herein contained shall prevent any merger, consolidation or transfer of assets permitted by subsection 7.02(e).

               (j)   Change in Nature of Business.  Without the prior written
                     ----------------------------
     consent of the Purchasers, make, or permit any Subsidiary to make, any change in the nature of its business as carried on at the date hereof.

               (k)   No Amendment or Waiver of Charter Documents  .  Amend,
                     -------------------------------------------
     alter, repeal or terminate its Articles of Incorporation (or comparable charter documents) without the prior written consent of the Purchasers.

               (l)   Capital Expenditures.  Make, or permit any Subsidiary to
                     --------------------
     make or incur, Capital Expenditures in an aggregate amount in excess of $5,000,000 in fiscal year 1999, and $1,650,000 in any fiscal year thereafter.

               (m)   Compensation.  Pay, directly or indirectly, as salary,
                     ------------
     bonuses, fringe benefits, expenses, stock option grants, drawing accounts or otherwise any compensation to any executive officer (or any relative of any executive officer) of the Company or any Subsidiary not approved by the Compensation Committee of the Board other than such compensation arrangements as are in place as of the Initial Closing Date.

               (n)   Preferred Stock.  Without the prior written consent of the
                     ---------------
     Purchasers, issue any shares of, or rights to acquire any shares of, Preferred Stock as authorized in the Company's Articles of Incorporation as
     amended and in effect on     May 21, 1999 (except the 931,044 shares of
     Series A Preferred Stock and the 439,589 shares of Series B Preferred Stock and the 2,581,756 shares of Series C Preferred Stock authorized for issuance as of that date).

     1.08. Section 7.03(e) and (f), respectively, are hereby amended to read in their entirety as follows:

          (e) at the time of delivery of each monthly and annual statement, a certificate, executed by the chief financial officer of the Company, stating that such officer has caused this Agreement, the Notes, and the Warrants to be reviewed and has no knowledge of any default by the Company or any Subsidiary in the performance or observance of any of the provisions of this Agreement, the Notes or the Warrants or, if such officer has such knowledge, specifying such default and the nature thereof, and setting forth computations in reasonable detail demonstrating compliance with the provisions of subsections 7.01(l) and subsections 7.02(b) and (d);

          (f) at the time of delivery of each annual statement, a certificate executed by the Company's independent public accountants, setting forth computations in reasonable detail demonstrating compliance with the provisions of subsections 7.01(l) and subsections 7.02(b) and (d);


     1.09. Section 8.01 is hereby amended to read in its entirety as follows:

           Events of Default.  If any of the following events ("Events of
           -----------------
     Default") shall occur and be continuing:

               (a) The Company shall fail to pay any installment of principal of any of the Notes when due; or

               (b) The Company shall fail to pay any interest or premium, if any, on any of the Notes when due; or

               (c) The Company shall default in the performance of any covenant contained in subsections 7.01(l) or shall default in the performance of any covenant contained in Section 7.02 for ten (10) consecutive Business days; or

               (d) Any representation or warranty made by the Company in this Agreement or by the Company (or any of its officers) in any certificate, instrument or written statement made or delivered pursuant to or in connection with this Agreement, shall prove to have been incorrect when made in any material respect; or

               (e) The Company or any Subsidiary shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, the Notes or the Warrants on its part to be performed or observed and any such failure remains unremedied for fifteen (15) Business Days after written notice thereof shall have been given to the Company by any registered holder of the Notes; or

               (f) The Company or any Subsidiary shall fail to pay any Indebtedness for Money Borrowed exceeding $100,000 owing by the Company or such Subsidiary (as the case may be), or any interest or premium thereon, when due (or, if permitted by the terms of the relevant document, within any applicable grace period), whether such Indebtedness for Money Borrowed shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, or shall fail to perform any term, covenant or agreement on its part to be performed under any agreement or instrument evidencing or securing or relating to any such Indebtedness for Money Borrowed owing by the Company or any Subsidiary, as the case may be, when required to be performed (or, if permitted by the terms of the relevant document, within any applicable grace period), if the effect of such failure to pay or perform is to accelerate, or to permit the holder or holders of such Indebtedness for Money Borrowed, or the trustee or trustees under any such agreement or instrument to accelerate the maturity of such Indebtedness for Money Borrowed, unless such failure to pay or perform shall be waived by the holder or holders of such Indebtedness for Money Borrowed or such trustee or trustees; or

               (g) The Company or any Significant Subsidiary (as such term is defined in Section 5.1 of Part A of Article Fourth of the Company's Articles of Incorporation, as amended and in effect on May 21, 1999) shall
     (i) admit in writing its inability to pay its debts generally as they become due; (ii) commence a voluntary case under Title 11 of the United States Code as from time to time in effect, or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case; (iii) file an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition; (iv) be the subject of the entry of an order for relief in any involuntary case commenced under said Title 11; (v) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief; (vi) be the subject of the entry of an order by a court of competent jurisdiction (a) finding it to be bankrupt or insolvent, (b) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (c) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property; or (vii) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its property; or

               (h) A Change in Control occurs, which Change in Control is not consented to specifically with reference to this Section 8.01(h) by the Purchasers; or

               (i) Any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Company or any Subsidiary and such judgment, writ, or similar process shall not be released, vacated or fully bonded within sixty
     (60) days after its issue or levy;

               then, and in any such event,

               (1) the Purchasers may, by notice to the Company, declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such accrued interest and all such amounts shall become and be forthwith due and payable (unless there shall have occurred an Event of Default under subsection 8.01(g) in which case all such amounts shall automatically become due and payable), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, and

               (2) the Purchasers may proceed to protect and enforce their rights by suit in equity (including without limitation a suit for rescission), action at law and/or other appropriate proceeding either for specific performance of any covenant, provision or condition contained or incorporated by reference in this Agreement or any term of the Articles of Incorporation of the Company, or in aid of the exercise of any power granted in this Agreement or in the Articles of Incorporation of the Company.

    1.10. Section 9.24 is hereby amended to read in its entirety as follows:

          Confidentiality.  The Company's obligations under Sections 7.01(f)
          ---------------
     and 7.03 shall at all times be contingent upon the Purchasers' agreement, and the Purchasers hereby agrees, to take all reasonable precautions to safeguard the confidentiality of the information received by or disclosed to the Purchasers by the Company in the fulfillment of the Company's obligations under such Sections and to refrain from disclosure of such information to anyone other than a person who will assist the Purchasers in evaluating the Company or to the Purchasers' accountants, attorneys and other professional advisors and, in the case of Section 7.03, to its equity investors (but only to the extent reasonably necessary to meet the Purchasers' reporting obligations).

1.  Modification to Terms of Notes.
    ------------------------------

     2.01. Modification of Notes.  The parties hereto agree that, subject to
           ---------------------
the terms of the Purchase Agreement, the scheduled maturity date of the Notes be changed from September 30, 2004 to November 30, 2003, and that, in accordance with Section 1.02 of this Amendment, the

Purchase Agreement shall be deemed to be amended to reflect such new maturity date.

     2.02. Cancellation of Notes. Upon execution and delivery of this Amendment,
           ---------------------
in order to properly reflect the new maturity date of the Notes as contemplated by Section 2.01 hereof, the Purchasers shall each surrender the Notes in exchange for new Notes (the "New Notes"), dated March 31, 1999 (the last day through which interest thereon has been accounted for). The New Notes issued in exchange for the Notes shall be substantially in the form set forth as Exhibit A
                                                                       ---------

attached hereto and shall be in the aggregate principal amounts set forth opposite the Purchasers' respective names on Schedule I attached hereto. The
                                             ----------
parties hereto further agree that any reference to the term Notes in the Purchase Agreement shall include the New Notes issued in exchange for the Notes pursuant to this Section 2.02.

3.   Waiver.  The Company has indicated to the Purchasers that the Company is
     ------
not in compliance with the financial covenants set forth in Sections 7.01(m) through 7.01(q) of the Purchase Agreement (as in effect prior to the amendments set forth in this Amendment). Based on the representations and warranties set forth herein, and subject to the terms and conditions of this Amendment, the Purchasers hereby waive any and all Events of Default resulting from the Company's failure to comply with the financial covenants set forth in Sections 7.01(m) through 7.01(q) of the Purchase Agreement (as in effect prior to the amendments set forth in this Amendment) up to and through the date of this Amendment. The foregoing waiver shall apply only to those specific Sections of the Purchase Agreement referenced above (as in effect prior to the amendments set forth in this Amendment). Except as set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any other covenant set forth in the Purchase Agreement or any breach, default or Event of Default under the Purchase Agreement (as amended hereby) that may arise after the date hereof.

4.   Miscellaneous.
     -------------

     4.01. Effect. The Assignment Agreement shall remain in full force and
           ------
effect, and the Purchase Agreement (as amended hereby) shall remain in full force and effect.

     4.02. No Waiver. This Amendment is effective only in the specific instance
           ---------
and for the specific purpose for which it is executed and shall not be considered a waiver or agreement to amend as to any provision of the Purchase Agreement (as amended) in the future.

     4.03. Defined Terms. All capitalized terms used but not specifically
           -------------
defined herein shall have the same meanings given such terms in the Purchase Agreement unless the context clearly indicates or dictates a contrary meaning.

     4.04. Notices. All notices, requests, demands and other communications
           -------
provided for in this Amendment shall be delivered in compliance with Section
9.03 of the Purchase Agreement.

     4.05. Costs, Expenses, Taxes. The Company agrees to pay on demand all
           ----------------------
costs and expenses of the Purchasers in connection with the preparation, execution and delivery of this Amendment and other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Messrs. Testa, Hurwitz & Thibeault, special counsel for the Purchasers.

     4.06. Governing Law. This Amendment shall be governed by, and construed
           -------------
and enforced in accordance with, the internal laws of The Commonwealth of Massachusetts.

     4.07. Seal. This Amendment is executed as an instrument under seal.
           ----

     4.08. Counterparts. This Amendment may be executed in any number of
           ------------
counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Amendment by signing any of such counterparts.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 5 or have caused it to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                         LAW OFFICE INFORMATION SYSTEMS, INC.


                         By: /s/ Kyle D. Parker
                            ----------------------------------------
                            Name: Kyle D. Parker
                            Title: President


                         CAPITAL RESOURCE LENDERS III, L.P.

                         By:  Capital Resource Partners III, L.L.C.
                              Its General Partner


                         By: /s/ Robert C. Ammerman
                            ----------------------------------------


                         CRP INVESTMENT PARTNERS III, LLC


                         By: /s/ Robert C. Ammerman
                            ----------------------------------------


                         /s/ Rowland Moriarty
                         -------------------------------------------
                         Rowland Moriarty

                                                                      SCHEDULE I
                                                                      ----------


                          PRINCIPAL AMOUNTS OF NOTES
                         REFLECTING NEW MATURITY DATE
                         ----------------------------


Name                                                 Principal Amount
----                                                 ----------------

Capital Resource Lenders III, L.P.                      $9,824,050

CRP Investment Partners, L.L.C.                         $   11,539

Rowland Moriarty                                        $  153,844
                                                        ----------

     TOTAL:                                             $9,989,433
                                                        ==========